As filed electronically with the Securities and Exchange Commission on or about August 9, 2006
                                                Registration Nos. 333-________
                                                                      811-21774
===============================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                   ------------------------------------------
                                    FORM N-14
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        FIRST TRUST EXCHANGE-TRADED FUND
               (Exact Name of Registrant as Specified in Charter)
                   ------------------------------------------
                              1001 Warrenville Road
                                    Suite 300
                              Lisle, Illinois 60532
               (Address of Principal Executive Offices) (Zip Code)
                                 (630) 241-4141
                  (Registrant's Area Code and Telephone Number)
                                W. Scott Jardine
                           First Trust Portfolios L.P.
                        1001 Warrenville Road, Suite 300
                              Lisle, Illinois 60532
                     (Name and Address of Agent for Service)
                   ------------------------------------------
                                 With copies to:

                                  Eric F. Fess
                             Chapman and Cutler LLP
                             111 West Monroe Street
                             Chicago, Illinois 60603
                   ------------------------------------------
                      TITLE OF SECURITIES BEING REGISTERED:

Shares of beneficial interest ($0.01 par value per share) of the First Trust Value Line(R) Equity Allocation Index Fund, a Series of the Registrant.

This Registration Statement will become effective September 8, 2006 pursuant to Rule 488.

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

================================================================================

           FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND A Message from the Fund's Chairman and Chief Executive Officer

                                                              __________, 2006

Dear Shareholder:

     I am writing to you to ask for your vote on very important matters that will significantly affect your investment in First Trust/Value Line(R) & Ibbotson Equity Allocation Fund ("FVI"). Enclosed is a combined proxy statement and prospectus seeking your approval of two proposals at the Annual Meeting of Shareholders of FVI (the "Meeting").

     Like many closed-end funds, shares of FVI have historically traded at market prices that are significantly below their net asset value. Since FVI's inception, FVI's Board of Trustees has regularly monitored the trading discount and considered a variety of alternatives to reduce or eliminate the discounts. In addition, management of FVI has been seeking to develop a viable approach to address the discount. After considerable efforts by the Board of Trustees and management, we are pleased to present to shareholders for approval at the Meeting, a novel proposal that the Board and management believe has the potential to significantly reduce or eliminate the discount while maintaining FVI's disciplined investment strategy. The proposal involves the reorganization (the "Reorganization") of FVI with and into First Trust Value Line(R) Equity Allocation Index Fund ("FVI ETF"), a newly organized exchange-traded investment company which is a series of First Trust Exchange-Traded Fund ("First Trust ETF"). Exchange-traded funds ("ETFs") are investment companies that seek investment results that correspond generally to the performance of a given securities index. Because of the ETF structure, shares of ETFs have historically traded at or very close to their net asset values. FVI ETF is managed by First Trust Advisors L.P., the same investment adviser that manages FVI, and will seek to replicate (before expenses) the performance of an index sponsored and maintained by Value Line(R) Publishing, Inc. (the "Index"). The Index's stock selection methodology is substantially similar to FVI's investment strategy and, as a result, we expect that on the date of the Reorganization, FVI's portfolio will be very similar to the Index and FVI ETF's portfolio.

     Through the Reorganization, your shares of FVI would be exchanged, on a tax-free basis for federal income tax purposes, for shares of FVI ETF with an equal aggregate net asset value, and you will become a shareholder of FVI ETF.

     In determining to recommend approval of this proposal, the Trustees of FVI considered the following factors, among others:

        o the Reorganization should significantly reduce or eliminate the discount to net asset value at which shares of FVI have historically traded;

        o FVI ETF will have a lower management fee and lower total fund operating expense ratio than FVI for at least two years following the Reorganization (after expense waivers); and

        o ETFs have favorable tax attributes and provide intra-day liquidity to investors.

     The Board of Trustees of FVI has unanimously approved the Agreement and Plan of Reorganization (the "Plan") and recommends that FVI shareholders vote "FOR" approval of the Plan and the Reorganization. A copy of the form of the Plan is attached as Exhibit A to the enclosed Prospectus/Proxy Statement.

     We also seek your vote to elect Trustees of FVI. The Trustees of FVI also serve as Trustees of First Trust ETF. The Board of Trustees of FVI unanimously recommends that FVI shareholders vote "FOR" the election of Trustees.

     Included in this booklet are the following materials concerning the upcoming shareholders meeting:

        o A Notice of Annual Meeting of Shareholders, which summarizes the proposals for which you are being asked to provide voting instructions; and

        o A Prospectus/Proxy Statement, which provides detailed information on FVI ETF, the specific proposals being considered at the Meeting and why the proposals are being made, including the differences between your shares of FVI and the shares of FVI ETF that you will receive as a result of the Reorganization.

     While you are, of course, welcome to join us at FVI's Meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet. We urge you to review the enclosed materials thoroughly. Once you've determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card.

     Your vote is very important. As a shareholder, you are entitled to cast one vote for each share of FVI that you own. Please take a few moments to read the enclosed materials and then cast your vote.

     We appreciate your participation in this important Meeting. Thank you.

                                Sincerely yours,



                                James A. Bowen
                                Chairman of the Board of Trustees, Chief
                                  Executive Officer and President
                                First Trust/Value Line(R) & Ibbotson Equity
                                  Allocation Fund

--------------------------------------------------------------------------------
IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSED REORGANIZATION OR HOW TO VOTE YOUR SHARES, CALL (800) 761-6707 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN STANDARD TIME. PLEASE CALL (800) 988-5891 WEEKDAYS FROM 9:00 A.M. TO 5:00 P.M. CENTRAL TIME WITH QUESTIONS REGARDING THE ELECTION OF TRUSTEES.
--------------------------------------------------------------------------------

                              Questions and Answers
                                  regarding the
                                Reorganization of
           First Trust/Value Line(R) & Ibbotson Equity Allocation Fund
                                  with and into
             First Trust Value Line(R) Equity Allocation Index Fund


Q. What is happening?

A. Shareholders are being asked to approve an Agreement and Plan of Reorganization (the "Plan") at the annual shareholders meeting (the "Meeting") whereby all of the assets of First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, a closed-end investment company ("FVI"), would be transferred in a tax-free reorganization (the "Reorganization") to First Trust Value Line(R) Equity Allocation Index Fund ("FVI ETF"), an "exchange-traded fund" or "ETF" that is a series of First Trust Exchange-Traded Fund ("First Trust ETF") and a diversified, open-end investment company, pursuant to which shareholders of FVI would become shareholders of FVI ETF. Like FVI, FVI ETF is managed by First Trust Advisors L.P. ("First Trust" or the "Adviser").

After carefully reviewing the proposal, FVI's Board of Trustees has determined that the proposed Plan is in the best interests of FVI. The Board recommends that you vote FOR the Plan and the Reorganization.

Q. Why has this Reorganization been proposed for FVI?

A. Shares of closed-end funds often trade at a discount from their net asset value. Shares of FVI have historically traded at a significant discount from their net asset value (including 8.30% on the date the proposed Reorganization was announced). The Board of Trustees and management of FVI have worked to develop a viable approach to address the discounts. The Board of Trustees and management believe that the Reorganization has the potential to significantly reduce or eliminate the discount while maintaining FVI's disciplined investment strategy. Through the Reorganization, FVI's shareholders would receive FVI ETF shares with an aggregate net asset value equal to the aggregate net asset value of their FVI shares as of the Closing Date referred to in the Plan. FVI ETF, which will have no operations prior to the Reorganization, has applied to list and trade its common shares on the American Stock Exchange ("AMEX"). Although the trading prices of FVI ETF shares on the AMEX may differ from the daily net asset value of FVI ETF's shares, shares of exchange-traded funds ("ETFs") typically trade very close to their net asset value, in part due to the creation unit and redemption features of an ETF. Therefore, immediately after the Reorganization, shares of FVI ETF are anticipated to trade at or close to the net asset value of the FVI shares immediately prior to the Reorganization. The Reorganization should effectively eliminate the discount at which FVI shares have historically traded.

In addition, FVI ETF will pay a lower management fee than the FVI, and First Trust has agreed to waive all or a portion of its fees and/or reimburse or pay FVI ETF's operating expenses to the extent necessary to maintain FVI ETF's total operating expenses at 0.70% of average daily net assets per year (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) for at least two years following the Reorganization. Consequently, FVI ETF will have a lower total operating expense ratio than FVI for at least two years following the Reorganization.

Q. Will my shares continue to be listed on the AMEX?

A. FVI shares are currently listed and trading on the AMEX. FVI ETF has applied to list and trade its shares on the AMEX.

Q. What is the difference between a closed-end fund and an ETF?


                     Closed-end Funds                      ETFs
                     ----------------                      ----
Closed-end funds, like FVI, generally do not redeem their  Open-end funds (known generally as mutual funds), in general,
outstanding shares or engage in the continuous sale of     issue shares that can be redeemed or sold back to the fund at the
new shares.  Shares of closed-end investment companies     fund's net asset value per share (less any applicable redemption
typically are traded on a securities exchange.  Thus,      fee or contingent deferred sales charge, neither of which will be
persons wishing to buy or sell closed-end fund shares      charged by FVI ETF).  Unlike conventional mutual funds, ETFs, like
generally must do so through a broker-dealer and pay or    FVI ETF, trade their shares on a securities exchange, and persons
receive the market price per share (plus or minus any      wishing to buy or sell shares generally must do so through a applicable commissions).  The market price may be more (a  broker-dealer and pay and receive the market price per share (plus
premium) or less (a discount) than the net asset value     or minus any applicable brokerage commissions).  Unlike a closed-
per share of the closed-end fund.  Closed-end funds have   end fund, ETFs issue and redeem shares on a continuous basis, at greater flexibility to make certain types of investments,  net asset value, in large blocks consisting of a specified number
and to use certain investment strategies such as           of shares, referred to as a "Creation Unit."  Creation Units of financial leverage and investments in illiquid securities. FVI ETF will be issued and redeemed principally in-kind for securities included in the Value Line(R) Equity Allocation Index
                                                           (the "Index").  Except when aggregated in Creation Units
                                                           ("Creation Unit Aggregations"), FVI ETF shares are not readily redeemable securities of FVI ETF.  These ETF features are designed to protect ongoing shareholders from adverse effects that could arise from frequent cash creation and redemption transactions often subject to occurrence in a conventional mutual fund.  In conventional mutual funds, redemptions can have an adverse tax impact on taxable shareholders because of a mutual fund's frequent need to sell portfolio securities to obtain cash to meet fund redemptions.  These sales may generate taxable gains for the

                                                                -ii-

                     Closed-end Funds                      ETFs
                     ----------------                      ----
                                                           shareholders of the mutual fund, whereas the in-kind Creation Unit redemption mechanism of FVI ETF generally will not lead to a tax event for FVI ETF or its shareholders.  As a practical matter, only broker-dealers, or large institutional investors with creation and redemption agreements called "Authorized
                                                           Participants" ("APs"), can purchase or redeem these Creation
                                                           Units.  As a result, shares of FVI ETF will be traded on the AMEX to provide liquidity for purchasers of FVI ETF shares in amounts less than the size of a Creation Unit Aggregation.  The market price of FVI ETF shares on the AMEX may be equal to, more or less than the net asset value, but shares of ETFs typically trade in a range closer to net asset value per share than do shares of closed-
                                                           end funds.

Q. Are the investment objectives and strategies of FVI ETF and FVI similar?

A. The investment objectives and strategies of FVI ETF and FVI are substantially similar, but have some important distinctions. FVI ETF will seek investment results that correspond generally (before fees and expenses) to an equity index called the Value Line(R) Equity Allocation Index. FVI generally has followed an investment strategy similar to the methodology of the Index but is not required to replicate the Index as closely as FVI ETF, which will normally invest at least 90% of its total assets in common stocks that comprise the Index.

Q. Will I have to pay taxes as a result of the proposed Reorganization?

A. The Reorganization is expected to be a tax-free reorganization for federal income tax purposes and will not occur unless FVI's counsel provides a tax opinion to that effect. If you choose to sell your shares before the Reorganization, the sale will generate taxable gain or loss; therefore, you may wish to consult a tax advisor before doing so. Of course, you also may be subject to periodic capital gains as a result of the normal operations of FVI whether or not the proposed Reorganization occurs.

FVI intends to pay a dividend of any realized undistributed net investment income and capital gains, which may be substantial, immediately prior to the closing of the Reorganization. The amount of any dividend actually paid, if any, will depend on a number of factors, such as changes in the value of FVI's holdings and the extent of liquidation of securities between the date of the Meeting and the closing of the Reorganization.

Q. Under the proposed Reorganization, will the value of my investment change?

A. While the entity in which you own shares will change as a result of the Reorganization of FVI into FVI ETF, the aggregate net asset value of your FVI ETF shares immediately following the Reorganization will be the same as the aggregate net asset value, rather than market value, of your FVI shares immediately prior to the Reorganization. In addition, it is likely that the number of shares you own will not change as a result of the Reorganization because your shares of FVI will be exchanged at the net asset value per share of FVI ETF, which will probably be equal to the net asset value per share of FVI at the time of the Reorganization.

Q. What vote is required to approve the proposed Reorganization?

A. Approval of the proposed Reorganization requires the affirmative vote of the holders of a majority of FVI's outstanding voting securities, as such term is defined in the Investment Company Act of 1940. A "majority of the outstanding voting securities" means the lesser of (i) 67% of the shares of FVI represented at a meeting at which more than 50% of the outstanding shares of FVI are represented or (ii) more than 50% of the outstanding shares of FVI.

Q. When would the proposed Reorganization be effective?

A. If approved, the proposed Reorganization is expected to occur on or about __________ or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the Reorganization, shareholders of FVI at the time of the Reorganization will receive a confirmation statement reflecting their new account number and the number of shares of FVI ETF owned as a result of the Reorganization.

Q. Will FVI pay for the normal proxy solicitation and legal costs associated with this solicitation?

A. No. First Trust will pay the normal costs of the Reorganization, such as proxy solicitation and legal costs; however, extraordinary costs will be paid by FVI.

Q. How can I vote?

A. You can vote in any one of four ways:

         o Through the Internet, by going to the website listed on your proxy card;

         o By telephone, with a toll-free call to the number listed on your proxy card;

         o By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

         o In person, by attending the Meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the enclosed Prospectus/Proxy Statement before you vote.

Q. Will I be able to continue to track my fund's performance in the newspaper and on the Internet?

A. Yes. While the entity in which you own shares will change as a result of the Reorganization, you will be able to track the performance of FVI ETF through these means.

Q. Whom should I call for additional information about Proposal 1 in this Prospectus/Proxy Statement?

A. Please call The Altman Group, your fund's proxy solicitor, at 1-800-761-6707.

           FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND

                        1001 Warrenville Road, Suite 300
                              Lisle, Illinois 60532

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        To be held on ____________, 2006

___________ ___, 2006

     To the Shareholders of First Trust/Value Line(R) & Ibbotson Equity Allocation Fund:

     Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of First Trust/Value Line(R) & Ibbotson Equity Allocation Fund ("FVI"), a Massachusetts business trust, will be held at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, on __________, 2006 at _:00 a.m. Central time, to consider the following (the "Proposals"):

                1. To approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of FVI to First Trust Value Line(R) Equity Allocation Index Fund ("FVI ETF"), in exchange for shares of FVI ETF, the assumption by FVI ETF of all of the liabilities of FVI and the distribution of such FVI ETF shares, on a tax-free basis for federal income tax purposes, pro rata to the shareholders of record of FVI in complete liquidation, dissolution and termination of FVI.

                2. To elect the Trustees of FVI.

     The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting and any adjournments or postponements thereof.

     Holders of record of shares of FVI at the close of business on ____________, 2006 are entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof.

                                By order of the Board of Trustees,

                                /s/ W. Scott Jardine
                                ----------------------------------
                                W. Scott Jardine
                                Secretary

--------------------------------------------------------------------------------
SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE NEXT PAGE. IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE AGREEMENT AND PLAN OF REORGANIZATION OR HOW TO VOTE YOUR SHARES, CALL (800) 761-6707 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME. PLEASE CALL (800) 988-5891 WITH ANY QUESTIONS REGARDING THE ELECTION OF TRUSTEES.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


Registration                                                             Valid Signature
Corporate Accounts
         (1) ABC Corp.                                                      ABC Corp.,
         (2) ABC Corp.                                                 John Doe, Treasurer
         (3) ABC Corp. c/o John Doe, Treasurer                               John Doe
         (4) ABC Corp. Profit Sharing Plan                              John Doe, Director

Partnership Accounts
         (1) The XYZ Partnership                                      Jane B. Smith, Partner
         (2) Smith and Jones, Limited Partnership                  Jane B. Smith, General Partner

Trust Accounts
         (1) ABC Trust Account                                        Jane B. Doe, Director
         (2) Jane B. Doe, Trustee u/t/d 12/28/78                           Jane B. Doe

Custodial or Estate Accounts
         (1) John B. Smith, Cust. f/b/o John B. Smith Jr.
         UGMA/ UTMA                                                       John B. Smith
         (2) Estate of John B. Smith                               John B. Smith, Jr., Executor


                    IMPORTANT INFORMATION FOR SHAREHOLDERS OF
           FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND

     This document contains a Prospectus/Proxy Statement and a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on two important issues relating to your fund. If you complete and sign the proxy card and return it to us in a timely manner (or tell us how you want to vote by telephone or through the Internet), we'll vote exactly as you tell us. If you simply sign and return the proxy card without indicating how you wish to vote, we'll vote it in accordance with the Trustees' recommendations on page 1 of the Prospectus/Proxy Statement.

     We urge you to review the Prospectus/Proxy Statement carefully and either fill out your proxy card and return it to us by mail, vote by telephone or record your voting instructions via the Internet. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

     We want to know how you would like to vote and welcome your comments. Please take a few minutes to read these materials and return your proxy card to us.

     If you have any questions, please call the Altman Group, FVI's proxy solicitor, at the special toll-free number we have set up for you
(1-800-761-6707).

                                      -iii-


                                         Preliminary Prospectus/Proxy Statement
                                                           Dated August 9, 2006
                                                          Subject to Completion


                           PROSPECTUS/PROXY STATEMENT

_______________, 2006

     This Prospectus/Proxy Statement is being furnished in connection with the Annual Meeting of Shareholders (the "Meeting") of First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, a Massachusetts business trust that is a closed-end investment company ("FVI"). At the Meeting, you will be asked to approve the proposed Agreement and Plan of Reorganization (the "Plan") and the transactions it contemplates, as described in a concise manner in this Prospectus/Proxy Statement. This Prospectus/Proxy Statement explains what you should know before voting on the proposals described in this Prospectus/Proxy Statement or investing in First Trust Value Line(R) Equity Allocation Index Fund ("FVI ETF"), an exchange-traded "index fund" that is a newly created, diversified series of First Trust Exchange-Traded Fund ("First Trust ETF"), an open-end management investment company. Please read it carefully and keep it for future reference. Under the Plan, all of the assets and liabilities of FVI would be transferred in a tax-free reorganization (the "Reorganization") to FVI ETF. The transactions contemplated by the Plan are described in further detail elsewhere herein. The principal business address and phone number for both FVI and First Trust ETF is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532 and 1-630-241-4141. FVI ETF and FVI are referred to herein collectively as the "Funds," and each is referred to herein individually as a "Fund."

     FVI ETF has applied to list and trade shares of FVI ETF on the American Stock Exchange ("AMEX"). Shares of FVI ETF are not redeemable individually and therefore liquidity for individual shareholders of FVI ETF will be realized only through a sale on the AMEX at market prices that may differ to some degree from the net asset value of the FVI ETF shares. Reports, proxy materials and other information concerning the Funds can be inspected at the AMEX.

     You also will be asked to elect the Trustees of FVI at the Meeting.

     The Board of Trustees of FVI has unanimously approved the Plan and the Reorganization contemplated thereby as being in the best interests of FVI and recommends that you vote FOR the approval of the Plan and FOR the election of the Trustees of FVI.

     The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

     Additional information about FVI ETF has been filed with the SEC. This information, including the Reorganization SAI (as defined below), dated ____________, 2006, and the FVI ETF SAI (as defined below), is available upon oral or written request at no charge by contacting 1-800-988-5891 or First Trust Portfolios L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, which is the principal office of each of FVI and FVI ETF.

     FVI's most recent annual and semi-annual reports are available upon request, without charge, by writing to First Trust Advisors L.P. ("First Trust" or the "Adviser") at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532 or by calling (800) 988-5891.

     The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

         (i) the prospectus of FVI ETF, dated _______________, 2006, relating to shares of FVI ETF, a copy of which is attached to this Prospectus/Proxy Statement;

         (ii) the statement of additional information relating to the proposed Reorganization, dated ___________________, 2006 (the "Reorganization SAI");

         (iii) the Statement of Additional Information of FVI ETF, dated _____________, 2006, a copy of which is included with the Reorganization SAI (the "FVI ETF SAI"); and

         (iv) the financial statements and related independent registered public accounting firm's report included in FVI's Annual Report to Shareholders for the year ended May 31, 2006.

     Shareholders may receive free copies of FVI's annual reports, semiannual reports, or the Reorganization SAI, request other information about FVI or make shareholder inquiries by calling FVI at 1-800-988-5891.

     Both Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith are required to file reports and other information with the SEC. You may review and copy information about the Funds, including the prospectuses and the statements of additional information, at the SEC's public reference room at 100 F Street, NE, Washington, D.C. 20549. You may call the SEC at 1-202-942-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. You may also access reports and other information about the Funds on the EDGAR database on the SEC's Internet website at http://www.sec.gov.

The information in this Prospectus/Proxy Statement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus/Proxy Statement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

                                        -ii-


                                TABLE OF CONTENTS

INTRODUCTION                                                              1

PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION              4

A. Synopsis                                                               4
B. Investment Objectives and Risk Factors                                11
C. Other Comparisons Between the Funds                                   15
D. Information About the Proposed Reorganization                         19

PROPOSAL FOR ELECTION OF TRUSTEES                                        26

ADDITIONAL INFORMATION                                                   27

OTHER MATTERS TO COME BEFORE THE MEETING                                 39

Exhibit A.      FORM OF AGREEMENT AND PLAN OF REORGANIZATION            A-1

Exhibit B.      FURTHER DISCLOSURE REGARDING FVI                        B-1

Exhibit C.      AUDIT COMMITTEE CHARTER                                 C-1

Appendix I.     PROSPECTUS FOR FVI ETF                                  D-1

                                  INTRODUCTION

     This Prospectus/Proxy Statement, along with the Notice of Annual Meeting of Shareholders and the proxy card, is being mailed to shareholders of FVI on or about __________, 2006. Much of the information is required to be disclosed under rules of the Securities and Exchange Commission (the "SEC"); some of it is technical. If there is anything you don't understand, please contact The Altman Group, FVI's proxy solicitor, at 1-800-761-6707.

     The Altman Group ("Altman") has been engaged to assist in the solicitation of proxies for FVI, at an estimated cost to the Adviser of approximately $13,000, plus expenses. As the Meeting date approaches, certain shareholders of FVI may receive a telephone call from a representative of Altman if their votes have not yet been received. Authorization to permit Altman to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of FVI. Proxies that are obtained telephonically or through the Internet will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the Altman representative is required to ask for each shareholder's full name and address, or zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Altman representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Altman, then the Altman representative has the responsibility to explain the process, read the Proposals on the proxy card, and ask for the shareholder's instructions on the Proposals. Although the Altman representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Prospectus/Proxy Statement. Altman will record the shareholder's instructions on the proxy card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Altman immediately if his or her instructions are not correctly reflected in the confirmation.

     Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote through the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

     If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. If no instructions are marked on the enclosed proxy card, the shares represented thereby will be voted at the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a proxy will be voted FOR the approval of the Plan, FOR the election of the nominees as Trustees, and FOR or AGAINST any other matters as deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy to FVI at the above address. Shareholders who intend to attend the Meeting will need to show valid identification and proof of share ownership to be admitted to the Meeting.

     Under the By-Laws of FVI, a quorum for the transaction of business is constituted by the presence in person or by proxy of the holders of thirty-three and one-third percent (33-1/3%) of the voting power of the outstanding shares of the Fund entitled to vote at the Meeting. For the purposes of establishing whether a quorum is present, all shares present and entitled to vote, including abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), are counted.

     Whether or not a quorum is present, the chair of the Meeting may adjourn the Meeting from time to time until a quorum is present, or to allow more time for the solicitation of proxies. In the event that a quorum is present but sufficient votes in favor of a Proposal have not be received, upon motion of the chair of the Meeting, the question of adjournment may be submitted to a vote of the shareholders of FVI, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares of FVI present and entitled to vote with respect to the matter or matters adjourned. Unless a proxy is otherwise limited in this regard, any shares of FVI present and entitled to vote at the Meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of adjournment.

     Broker-dealer firms holding shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposed Reorganization and the election of Trustees. The NYSE has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer's request for voting instructions may not vote such customer's shares on the proposed Reorganization but may vote for the election of Trustees. A signed proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner's shares are to be voted on the proposed Reorganization will be voted at the discretion of the persons named on the proxy card and may be voted by such persons FOR approval of the Plan.

     The affirmative vote of a majority of the outstanding voting securities of FVI is required to approve the Plan. The "vote of a majority of the outstanding voting securities" is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund. The affirmative vote of a plurality of the shares present and entitled to vote at the Meeting will be required to elect the Trustees of FVI.

     For purposes of determining the approval of the Plan, abstentions and broker non-votes will have the effect of a vote against the Proposal. For purposes of determining the approval of the Proposal to elect nominees for the Trustees of FVI, abstentions and broker non-votes will have no effect.

     Proxy solicitations will be made, beginning on or about __________, 2006, primarily by mail, but such solicitations may also be made by telephone or personal interviews conducted by (i) officers of FVI; (ii) The Altman Group, FVI's proxy solicitor that will provide proxy solicitation services in connection with the Plan; (iii) First Trust Advisors L.P. ("First Trust" or the "Adviser"), the investment adviser of the Funds; (iv) PFPC Inc. ("PFPC"), the administrator, accounting agent and transfer agent of FVI and a subsidiary of The PNC Financial Services Group Inc.; or (v) any affiliates of those entities.

     The normal expenses associated with the preparation of the proposal relating to the Plan and of the proxy solicitation activities with respect thereto, including the costs incurred in connection with the preparation of this Prospectus/Proxy Statement and its enclosures, will be paid by First Trust. First Trust will also reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of Fund shares. The amount of these expenses is expected to be approximately $___________.



     The close of business on ___________, 2006 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. On the Record Date, ________ shares of FVI were outstanding. Shareholders of record on the Record Date are entitled to one vote for each share of FVI the shareholder owns. As of _________, 2006, FVI ETF had no shares outstanding.

                                   PROPOSAL 1
                        PROPOSAL TO APPROVE THE AGREEMENT
                           AND PLAN OF REORGANIZATION

     It is proposed that all of the assets of FVI, a closed-end fund, be transferred in a tax-free reorganization to FVI ETF, a newly created, diversified series of First Trust ETF, in exchange for (a) the issuance and delivery to FVI of shares of FVI ETF in Creation Unit Aggregations (as defined below), with a value equal to the value of FVI's assets net of liabilities and
(b) the assumption by FVI ETF of all liabilities of FVI.

     As a result of the proposed Reorganization, each shareholder of FVI will receive a number of shares of FVI ETF equal in net asset value as of the Valuation Time (as defined below) to the total net asset value of such shareholder's FVI shares. Following the consummation of the Reorganization, the legal existence of FVI will be terminated.

     Like shares of FVI, shares of FVI ETF are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

                                   A. Synopsis

     The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed reorganization of investment companies. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed Reorganization.

1.       What is being proposed?

     The Trustees of FVI are recommending that shareholders approve the Plan and the Reorganization it contemplates (as described below in Part D and the form of which is attached hereto as Exhibit A) and the transactions contemplated by the Plan, which are referred to as a "Reorganization" of FVI with and into FVI ETF. If approved by shareholders of FVI, all of the assets of FVI will be transferred to FVI ETF in exchange for (a) the issuance and delivery to FVI of shares of FVI ETF ("Reorganization Shares") in "Creation Unit" aggregations of _________ shares of FVI ETF , for purposes of the Reorganization only, with an aggregate value equal to the value of FVI's assets net of liabilities and (b) the assumption by FVI ETF of all of the liabilities of FVI. Following the Reorganization, a Creation Unit of FVI ETF shall consist of aggregations of 50,000 shares. Immediately following the transfer, the Reorganization Shares received by FVI will be distributed by FVI or its agent pro-rata, on a tax-free basis for federal income tax purposes, to each of FVI's shareholders of record as of the Valuation Time (as defined below on page __) in complete dissolution, liquidation and termination of FVI.

2.   What will happen to my shares of FVI as a result of the Reorganization?

     As a result of the Reorganization, your shares of FVI, a closed-end fund, will be exchanged for shares of FVI ETF, an exchange-traded "index fund," with an equal aggregate net asset value as of the Valuation Time (as defined below on page ___). As a shareholder of FVI ETF, it is anticipated that you will still be able to sell your shares of FVI ETF on the AMEX, and because ETFs generally trade at or very close to NAV, you should be able to sell your FVI ETF shares at or close to NAV.

3.    What is the difference between a closed-end fund and an ETF?


                     Closed-end Funds                      ETFs
                     ----------------                      ----
Closed-end funds, like FVI, generally do not redeem their  Open-end funds (known generally as mutual funds), in general,
outstanding shares or engage in the continuous sale of     issue shares that can be redeemed or sold back to the fund at the
new shares.  Shares of closed-end investment companies     fund's net asset value per share (less any applicable redemption
typically are traded on a securities exchange.  Thus,      fee or contingent deferred sales charge).  Unlike conventional
persons wishing to buy or sell closed-end fund shares      mutual funds, ETFs, like FVI ETF, trade their shares on a
generally must do so through a broker-dealer and pay or    securities exchange, and persons wishing to buy or sell shares
receive the market price per share (plus or minus any      generally must do so through a broker-dealer and pay and receive applicable commissions).  The market price may be more (a  the market price per share (plus or minus any applicable
premium) or less (a discount) than the net asset value     commissions).  Unlike a closed-end fund, like FVI, ETFs issue and
per share of the closed-end fund.  Closed-end funds have   redeem shares on a continuous basis, at net asset value, in large greater flexibility to make certain types of involvements  blocks consisting of a specified number of shares, referred to as
and to use certain investment strategies, such as          a "Creation Unit."  Creation Units of FVI ETF will be issued and financial leverage and investment in illiquid securities.  redeemed principally in-kind for securities included in the Index.
                                                           Except when aggregated in Creation Units, FVI ETF shares are not readily redeemable securities of FVI ETF.  These ETF features are designed to protect ongoing shareholders from adverse effects that could arise from frequent cash creation and redemption
                                                           transactions often subject to occurrence in a conventional mutual fund.  In conventional mutual funds, redemptions can have an adverse tax impact on taxable shareholders because of a mutual fund's frequent need to sell portfolio securities to obtain cash to meet fund redemptions.  These sales may generate taxable gains for the shareholders of the mutual fund, whereas the in-kind
                                                           Creation Unit redemption mechanism of FVI ETF generally will not lead to a tax event for FVI ETF or its shareholders.  As a practical matter, only broker-dealers, or large institutional investors with creation and redemption agreements, called

                                                          -5-


                     Closed-end Funds                      ETFs
                     ----------------                      ----
                                                           "Authorized Participants" ("APs"), can purchase or redeem these
                                                           Creation Units.  As a result, shares of FVI ETF will be traded on the AMEX to provide liquidity for purchasers of FVI ETF shares in amounts less than the size of a Creation Unit.  The market price of FVI ETF shares on the AMEX may be equal to, more or less than the net asset value, but shares of ETFs typically trade in a range closer to net asset value per share than do shares of closed-end funds.

4. Why have the Trustees of FVI recommended that I approve the Plan and the Reorganization it contemplates?
--------------------------------------------------------------------------------

     The Trustees considered the following factors, among others, in determining to recommend that shareholders of FVI approve the Plan and the Reorganization it contemplates:

         o FVI shares have historically traded at a discount from net asset value (including 8.30% on the date the Reorganization was announced and (_____)% as of ____________, 2006). FVI shareholders would receive FVI ETF shares with an aggregate net asset value equal to the aggregate net asset value of their FVI shares as of the Valuation Time (as defined below) pursuant to the Reorganization. Shares of "exchange-traded funds," such as FVI ETF, typically trade at or very close to their net asset value.

         o FVI ETF will have a lower management fee than FVI and FVI ETF's investment adviser has agreed to cap expenses so that FVI ETF will have a lower total fund operating expense ratio than FVI for at least two years.

         o ETFs have favorable tax attributes and provide the intra-day liquidity to investors also provided by closed-end funds.

         o First Trust would bear all normal expenses associated with the Reorganization.

     The Trustees of FVI recommend approval of the Plan and the Reorganization it contemplates and have concluded that: (1) the Reorganization is in the best interests of FVI and (2) the interests of the existing shareholders of FVI will not be diluted as a result of the Reorganization. Accordingly, the Trustees of FVI recommend approval of the Plan and the Reorganization it contemplates.

5. How do the investment goals, policies and restrictions of FVI and FVI ETF compare?

     The investment goals, policies and restrictions of FVI and FVI ETF are similar, but have some important distinctions. FVI ETF seeks investment results that correspond generally (before fees and expenses) to an equity index called the Value Line(R) Equity Allocation Index (the "Index"). FVI primarily utilizes an investment strategy that is substantially similar to the methodology of the Index to invest its portfolio but is not required to replicate the Index as closely as FVI ETF, each as discussed and summarized below.


                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

FVI                                                        FVI ETF
---                                                        -------
FVI's investment objective is to provide capital           The investment objective of FVI ETF is to seek investment results
appreciation.  FVI seeks to outperform the Standard &      that correspond generally to the price and yield (before the
Poor's 500 Composite Stock Price Index (the "S&P 500       Fund's fees and expenses) of the Index.  The Index seeks to
Index") by investing in a diversified portfolio of the     outperform the S&P 500 Index.
common stocks selected through the application of a
disciplined investment strategy.                           FVI ETF will normally invest at least 90% of its total assets in common stocks that comprise the Index.  First Trust, as investment
Under normal market conditions, FVI invests substantially  adviser to the Fund, will seek to match the performance of the
all (at least 80%) of its net assets in common stocks      Index (before fees and expenses).
that are selected through the application of a top-down
asset allocation strategy and a bottom-up stock selection  FVI ETF's investment objective is a fundamental policy and may not
methodology, in each case implemented by the Adviser       be changed without the approval of a "majority of the outstanding
based on an Asset Allocation Model and Stock Selection     voting securities" of FVI ETF.  A "majority of the outstanding
Process.                                                   voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding
FVI's investment objective is a fundamental policy and     shares are represented or (ii) more than 50% of the outstanding may not be changed without the approval of a "majority of  shares.  Please also see Part B - Investment Objectives and Risk
the outstanding voting securities" of FVI.  A "majority    Factors - below for a more detailed comparison of the Funds'
of the outstanding voting securities" means the lesser of  investment policies and restrictions.
(i) 67% of the shares represented at a meeting at which
more than 50% of the outstanding shares are represented    The composition of the investment portfolio of FVI ETF on a pro
or (ii) more than 50% of the outstanding shares.  Please   forma combined basis, giving effect to the proposed Reorganization also see Part B - Investment Objectives and Risk Factors - as of the date thereof, is expected to be substantially similar to
 below for a more detailed comparison of the Funds'        the portfolio of FVI immediately prior to giving effect to the
investment policies and restrictions.                      proposed Reorganization.

                                                           FVI ETF's complete portfolio holdings as of the end of its fiscal quarters will be sent to you as part of the Semi-Annual Report and
                                                           Annual Report of FVI ETF, respectively.  FVI ETF's complete portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q with the SEC.  The FVI ETF SAI includes a description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings.

6. How do the management fees and expense ratios of FVI and FVI ETF compare, and what are they estimated to be following the Reorganization?

     The following tables summarize the comparative fees and expenses you may pay when investing in FVI and the pro forma estimated expense ratios of FVI ETF after consummation of the proposed Reorganization, based upon First Trust's estimate of expenses that are expected to occur.

                                SHAREHOLDER FEES
               (FEES THAT ARE PAID DIRECTLY FROM YOUR INVESTMENT)

                                                       FVI            FVI ETF
                                                  Common Shares   Common Shares

           Maximum Sales Charge (Load)
           Imposed on Purchases (as a
           percentage of the offering price).....    None (1)          None (2)

(1) As a closed-end fund, FVI trades on the AMEX and does not charge a sales load or a redemption fee.

(2) As an ETF, FVI ETF trades on the AMEX and does not charge a sales load or a redemption fee on individual shares. When buying or selling ETF shares, investors will incur customary brokerage commissions and charges. Purchasers of Creation Units of FVI ETF and shareholders redeeming Creation Units of FVI ETF must pay a standard creation or redemption transaction fee of $500, as applicable. However, if a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee of up to four times the standard creation or redemption transaction fee (i.e., up to $2,000) will be charged.

     The annual management fee for FVI is 0.65% of net assets and the annual management fee for FVI ETF is 0.50% of net assets. As shown below, the proposed Reorganization is expected to result in a lower total expense ratio for shareholders of FVI. First Trust has contractually agreed to waive fees and/or pay FVI ETF's operating expenses to the extent necessary to prevent the operating expenses of FVI ETF (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 0.70% of average daily net assets per year, for at least two years following the Reorganization. However, there can be no assurance that the Reorganization will result in expense savings.

                      ANNUAL FUND OPERATING EXPENSES (1)(4)
                  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                                                                           Net Annual
                                        Distribution/                  Total Annual      Less Expense         Fund
                         Management    Service (12b-1)      Other     Fund Operating        Waiver/        Operating
                             Fee             Fees         Expenses       Expenses       Reimbursements      Expenses
FVI
   Common shares            0.65%             0%          0.46%            1.11%             0.00%           1.11%
FVI ETF
   Common shares            0.50%             0%(2)       0.31%(4)         0.81%             0.11%(3)        0.70%(3)
FVI ETF
  (Pro forma
  combined)
  Common shares             0.50%             0%(2)       0.31%(4)         0.81%             0.11%(3)        0.70%(3)

(1)      Expressed as a percentage of average net assets.

(2) FVI ETF has adopted a distribution and service (12b-1) plan pursuant to which FVI ETF may bear a 12b-1 fee not to exceed 0.25% per annum of FVI ETF's average daily net assets. However, no such fee is currently paid by FVI ETF and FVI ETF does not currently anticipate paying 12b-1 fees.

(3) First Trust has agreed to waive fees and/or pay expenses of FVI ETF to the extent necessary to prevent the operating expenses of FVI ETF (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 0.70% of average net assets per year (the "Expense Cap"), for at least two years following the Reorganization. Expenses borne by First Trust are subject to reimbursement by FVI ETF up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by FVI ETF if it would result in FVI ETF exceeding its Expense Cap.

(4) FVI ETF has not fully commenced operations as of the date of this Prospectus/Proxy Statement. The "Other Expenses" listed in the table are estimates based on the expenses FVI ETF expects to incur for its full fiscal year.

     The tables are provided to help you understand the expenses of investing in each Fund and your share of the operating expenses that each Fund incurs and that First Trust expects FVI ETF to incur in the first year following the Reorganization.


                                    EXAMPLES

     The following examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund's operating expenses remain the same. The examples are hypothetical; your actual costs may be higher or lower.

                              1 Year       3 Years       5 Years       10 Years
                              ------       -------       -------       --------

FVI
   Common shares              $114           $359          $629         $1,431
FVI ETF
   Common shares (1)           $72           $239          $436         $1,021
FVI ETF
   (Pro forma combined)
   Common shares(1)
                               $72           $239          $436         $1,021

(1) Includes one year of capped expenses in the "1 Year" period and two years of capped expenses in the "3 Years", "5 Years" and "10 Years" periods.

7.      What are the federal income tax consequences of the proposed
        Reorganization?

     For federal income tax purposes, no gain or loss is expected to be recognized by FVI or its shareholders as a direct result of the Reorganization. Any capital gains realized prior to the Reorganization will be distributed to FVI's shareholders as capital gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders. For more information, please see "Information about the Proposed Reorganization -- Federal Income Tax Consequences," below.

8.       Will my dividends be affected by the Reorganization?

     Both FVI and FVI ETF declare dividends semi-annually. As such, the Reorganization will not result in a change in dividend policy. FVI ETF, however, will not establish a dividend reinvestment plan such as FVI currently has in place.

9. Do the procedures for purchasing, selling or redeeming shares of the two Funds differ?

     Yes. Shares of FVI are traded and listed on the AMEX and investors may purchase or sell FVI shares on the AMEX. Former FVI shareholders who become shareholders of FVI ETF as a result of the proposed Reorganization may also trade their FVI ETF shares on the AMEX. Unlike conventional mutual funds, ETFs like FVI ETF issue and redeem shares on a continuous basis, at net asset value, only in "Creation Units," i.e., large specified blocks of shares (each a "Creation Unit Aggregation"). Creation Units of FVI ETF will be issued and redeemed principally in-kind for securities included in the Index. Following the Reorganization, a Creation Unit Aggregation of FVI ETF shall consist of 50,000 shares. Except in Creation Unit Aggregations, FVI ETF shares are not individually redeemable securities of FVI ETF and shareholders of FVI ETF owning fewer shares than a Creation Unit Aggregation will be unable to redeem their shares. Liquidity for such individual shareholders of FVI ETF will be realized only though a sale of FVI ETF shares on the AMEX. First Trust Portfolios L.P. will serve as the principal underwriter of Creation Unit Aggregations of FVI ETF. The procedures for purchasing and redeeming Creation Unit Aggregation of

FVI ETF may be found in the FVI ETF Prospectus dated ___________ ___, 2006, incorporated by reference into this Prospectus/Proxy Statement, and attached hereto as Appendix I.

10.      How will I be notified of the outcome of the Reorganization?

     If the Reorganization is approved by shareholders of FVI, you will receive confirmation after the Reorganization is completed, indicating the number of shares of FVI ETF you are receiving. Otherwise, you will be notified in the next shareholder report of FVI.

11.      Will the number of shares I own change?

     While you will not own shares in the same entity, the number of shares you own will most likely not change. In addition, the total value of the shares of FVI ETF you receive as a result of the Reorganization will equal the total value of the shares of FVI that you hold at the Valuation Time (as defined below).

12.      What percentage vote is required to approve the proposed
         Reorganization?

     Approval of the Reorganization will require the affirmative vote of the holders of a majority of the outstanding voting securities of FVI, i.e., the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

     The Trustees of FVI believe that the proposed Reorganization is in the best interests of FVI. Accordingly, the Trustees recommend that shareholders vote FOR approval of the Plan and the Reorganization it contemplates.

                    B. Investment Objectives and Risk Factors

     What are the main investment strategies and related risks of FVI ETF and how do they compare with those of FVI?

     Investment Objectives and Policies. As noted above, the investment goals of FVI ETF are substantially similar to those of FVI, but have some important distinctions. The investment objectives of FVI ETF and FVI are set forth below.



                       INVESTMENT OBJECTIVES AND POLICIES


FVI                                                        FVI ETF
---                                                        -------
FVI's investment objective is to provide capital           The investment objective of FVI ETF is to seek investment results
appreciation.  FVI seeks to outperform the Standard &      that correspond generally to the price and yield (before the
Poor's 500 Composite Stock Price Index (the "S&P 500       Fund's fees and expenses) of an equity index based on the asset

                                                        -11-

FVI                                                        FVI ETF
---                                                        -------
Index") by investing in a diversified portfolio of the     allocation process and stock selection methodology discussed
common stocks selected through the application of a        below, which is called the Value Line(R) Equity Allocation Index,
disciplined investment strategy.  There can be no          which is sponsored and maintained by Value Line(R) Publishing, assurance that FVI's investment objective will be achieved.Inc. ("Value Line(R)").  Value Line(R) is not affiliated with
                                                           First Trust, FVI ETF or FVI.  Value Line(R) has licensed to First
Under normal market conditions, FVI invests substantially  Trust the right to use the Index and certain Value Line(R)
all (at least 80%) of its net assets in common stocks      trademarks, trade names and Value Line(R) systems.  First Trust,
that are selected through the application of a top-down    in turn, has sub-licensed these rights to FVI ETF.  There can be asset allocation strategy and a bottom-up stock selection  no assurance that FVI ETF's investment objective will be achieved.
methodology, in each case implemented by the Adviser
based on an Asset Allocation Model and Stock Selection     FVI ETF, using an "indexing" investment approach, attempts to
Process described below.  There can be no assurance that   replicate, before expenses, the performance of the Index.  The
FVI's investment strategy will be successful.              Index seeks to outperform the S&P 500 Index.  First Trust seeks a correlation of 0.95 or better between the FVI ETF's performance
o   Asset Allocation Model-The Adviser utilizes the        and the performance of the Index; a figure of 1.00 would represent
Strategic Equity Allocation Model (the "Ibbotson Model")   perfect correlation.  First Trust will regularly monitor its
of Ibbotson Associates ("Ibbotson") to seek to determine   tracking accuracy and will use the investment techniques described
the optimal equity allocations among the following six     below in seeking to maintain an appropriate correlation.  Because
U.S. equity asset classes:  (1) Large-cap Growth stocks,   FVI is not required to replicate the Index as closely as FVI ETF,
(2) Large-cap Value stocks, (3) Mid-cap Growth stocks,     First Trust, as FVI's investment adviser, has more discretion when
(4) Mid-cap Value stocks, (5) Small-cap Growth stocks and  building FVI's portfolio than when acting as investment adviser to
(6) Small-cap Value stocks.                                FVI ETF.  There can be no assurance that FVI ETF's investment strategy will be successful.
o   Stock Selection Process-To select the stocks within
each of the six U.S. equity asset classes, the Adviser     FVI ETF will normally invest at least 90% of its total assets in
begins with the universe of stocks that Value Line(R)      common stocks that comprise the Index.  First Trust, as investment
Publishing, Inc. ("Value Line(R)") gives a                 adviser of the Fund, will seek to match the performance of the
Timeliness(TM), Safety(TM) or Technical(TM) Ranking of #1  Index.
or #2 using the Value Line(R) Ranking Systems.  The
Adviser then applies a disciplined strategy to rank the    In seeking to achieve FVI ETF's objective, FVI ETF generally will
stocks contained in that universe to determine which       invest in all of the stocks comprising the Index in proportion to
stocks will be selected for each of six different asset    their weightings in the Index.  However, under various
classes.  The Adviser then selects the top 25 ranked       circumstances, it may not be possible or practicable to purchase
stocks for each of the six asset classes for a total of    all of those stocks in those weightings.  In those circumstances,
approximately 150 stocks in the portfolio.                 FVI ETF may purchase a sample of stocks in the Index.  First Trust may choose to overweight certain stocks in the Index, purchase

                                                        -12-

FVI                                                        FVI ETF
---                                                        -------
                                                           securities not in the Index which First Trust believes are appropriate to substitute for certain securities in the Index or utilize various combinations of the above techniques or futures or other derivative instruments, or utilize various combinations of the above techniques in seeking to track the Index.  FVI ETF may sell stocks that are represented in the Index in anticipation of their removal from the Index or purchase stocks not represented in the Index in anticipation of their addition to the Index.


     FVI ETF's Index Construction. First Trust is responsible for implementing FVI ETF's overall investment strategy, including the allocation and periodic reallocation of FVI ETF's net assets among the common stocks in which FVI ETF invests in order to replicate and correlate to the Index as discussed above. In this capacity, First Trust will generally seek to invest FVI ETF's net assets in the common stocks of companies included in the Index.

     The Index is designed to objectively identify and select those stocks from the Value Line(R) universe across market capitalizations and investment styles for growth and value that appear to have the greatest potential for capital appreciation. The stock selection methodology for the Index is substantially similar to that utilized by FVI. Similar to FVI, the Index begins with the universe of stocks that Value Line(R) gives a Timeliness(TM), Safety(TM) or Technical(TM) Ranking of #1 or #2 using the Value Line(R) Ranking Systems. All registered investment companies and limited partnerships are removed from this universe. The stocks are then separated into large, mid and small cap categories based on specified capitalization ranges. To determine a company's market capitalization category, the market capitalization of all the stocks listed on the New York Stock Exchange, AMEX and the Nasdaq Stock Market, Inc. (other than unit investment trusts, closed-end funds, real estate investment trusts, foreign stocks & American Depositary Receipts) are divided into various deciles. Large capitalization stocks are companies falling into deciles 1-2, mid-capitalization stocks are companies in deciles 3-5 and small capitalization stocks are companies in deciles 6-8. Within these capitalization ranges, stocks which do not meet certain daily trading volume amounts are eliminated. For large capitalization stocks, stocks with a three-month average trading volume of less than $5 million are eliminated. For mid-capitalization stocks, stocks with a three-month average trading volume of less than $2 million are eliminated. Small-capitalization stocks with a three-month average trading volume of less than $2 million are eliminated. Small-capitalization stocks with a market capitalization of less than $250 million or with a market capitalization of less than $1 billion and a Timeliness ranking of #1 also are eliminated. The remaining stocks are then divided into growth and value universes by reference to the stock's price to book ratio. Accordingly, there are six style classifications: Large-cap Value, Mid-cap Value, Small-cap Value, Large-cap Growth, Mid-cap Growth and Small-cap Growth.

     The stocks in each style classification are then ranked using a three factor model. For growth portfolios, the three factor model incorporates cash flow to price ratio, return on assets and the stock's three month price appreciation. For value portfolios, the three factor model incorporates the one year change in return on assets, book to price ratio and the stock's three month price appreciation. The sum of the ranks of the three factors is used to rank each stock. Each factor is equally weighted; however, in the event of a tie, the price appreciation factor will be used as the tie-breaker. The 25 highest ranked stocks (lowest total sum of ranks) in each of the six style classifications are selected. The stocks are equally weighted within each classification.

     After the initial selection of securities, on a weekly basis, stocks in the Index generally are removed when they are no longer within the Value Line(R) universe of #1 or #2 rankings and have fallen to #4 or #5 for the Value Line(R) factor that originally made the stock eligible for the Index. Stocks that retain a Value Line(R) rank of #1 or #2 for any factor will not be eliminated. Replacement stocks are then added generally starting from the highest ranked stock not already in the Index based on the most recent rankings, subject to certain limited exceptions. For purposes of determining replacement securities, the model to rank the securities eligible for the Index is determined every other month. Replacement securities are selected from the most recent rankings list. The Index is also reconfigured on the application of the above model on a semi-annual basis.

     Diversification Status. FVI and FVI ETF have both elected to be classified as diversified investment companies. With certain exceptions, a diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

     Please see the FVI ETF Prospectus incorporated by reference and included herein as Appendix I for additional information regarding FVI ETF's investment policies and strategies, and for further information regarding the Index.


                                  Risk Factors

     Risk is inherent in all investing. As investment companies following similar trading strategies, many of the risks applicable to an investment in FVI are also applicable to an investment in FVI ETF. Shares of each Fund change in value, and you could lose money by investing in a Fund. The Funds may not achieve their investment objectives. An investment in a Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. The following specific factors have been identified as the principal risks of investing in FVI ETF.

Market Risk

     One of the principal risks of investing in a Fund is market risk. Market risk is the risk that a particular stock owned by FVI ETF or stocks in general may fall in value. Shares of FVI ETF are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall, stock values could decline or could underperform other investments.

Index Tracking Risk

     You should anticipate that the value of the shares of FVI ETF will decline, more or less, in correlation with any decline in the value of the Index.

Non-Correlation Risk

     FVI ETF's return may not match the return of the Index for a number of reasons. For example, FVI ETF incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing FVI ETF's securities holdings to reflect changes in the composition of the Index. In addition, FVI ETF's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

     FVI ETF may not be fully invested at times, either as a result of cash flows into FVI ETF or reserves of cash held by FVI ETF to meet redemptions and expenses. If FVI ETF utilizes a sampling approach or invests in futures or other derivative positions, its return may not correlate as well with the return of the Index, as would be the case if it purchased all of the stocks in the Index with the same weightings as the Index. While First Trust seeks to have a correlation of 0.95 or better, before expenses, between FVI ETF's performance and the performance of the Index, there can be no assurance that First Trust will be able to achieve such a correlation. Accordingly, FVI ETF's performance may correlate to a lesser extent and may possibly vary substantially from the performance of the Index.

Replication Management Risk

     FVI ETF is also exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by FVI ETF will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result of this policy, FVI ETF would generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the Index.

Small Cap and Mid-Cap Company Risk

     FVI ETF may invest in small capitalization and mid-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Concentration

     FVI ETF will be concentrated in the securities of a given industry if the Index is concentrated in such industry. A concentration makes FVI ETF more susceptible to any single occurrence affecting the industry or sector and may subject FVI ETF to greater market risk than more diversified funds.

Tax Risk

     FVI's counsel is giving an opinion that the Reorganization will be a tax-free reorganization for federal income tax purposes. See "Information about the Proposed Reorganization -- Federal Income Tax Consequences" on page __. However, no ruling is being sought from the Internal Revenue Service (the "IRS") to determine whether the IRS in fact agrees with the opinion of FVI's counsel. The opinion of FVI's counsel is not binding upon the IRS, and the IRS could take a position different from that reflected in the opinion. The opinion does not address state or foreign tax consequences of the Reorganization, which could vary from state to state and country to country. The opinion relies upon the current statute and regulations, portions of which have been changed recently and have not yet been subject to full and complete interpretation by the courts. In addition, tax laws and rules may change in the future, and some changes may apply retroactively. The opinion only addresses current law.

     The opinion also relies on certain representations by the parties to the Reorganization as to current facts and future behavior. If such representations are not in fact correct, the Reorganization could be viewed as a taxable sale of the assets of FVI to FVI ETF resulting in gain recognition to FVI. No reserves are being created to fund any such tax liability, and it is not anticipated that any portion of the distribution of shares will be designated as a capital gain distribution. Under such circumstances, the shareholders of FVI would individually owe taxes on the gain recognized in the Reorganization, and potentially for their proportionate portion of the taxes of FVI.

     See FVI ETF's Prospectus (incorporated herein by reference and attached hereto as Appendix I) for additional information regarding risks.

                     C. Other Comparisons Between the Funds

     The following information provides shareholders of FVI with more information about FVI ETF and how FVI ETF compares with FVI.

     Adviser and Portfolio Managers. First Trust is the investment adviser for each Fund. Under the supervision of the Board of Trustees of each Fund, First Trust, with headquarters at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, makes each Fund's investment decisions, buys and sells securities for each Fund. First Trust also is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

     First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace

Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family.

     First Trust serves as adviser or sub-adviser for 24 mutual fund portfolios, eight exchange-traded fund portfolios and 13 closed-end fund portfolios and is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. ("FTP"), 1001 Warrenville Road, Lisle, Illinois 60532. FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities. FTP is the principal underwriter of FVI ETF.

     The same advisory team at First Trust will be responsible for the portfolio management of FVI ETF as is responsible for the portfolio management of FVI. There is no one individual primarily responsible for portfolio management decisions for FVI ETF. Investments are made under the direction of a committee (the "Investment Committee"). The Investment Committee consists of Daniel J. Lindquist, Robert F. Carey, Jon C. Erickson, David G. McGarel and Roger F. Testin. Mr. Lindquist re-joined First Trust over two years ago after serving as Chief Operating Officer of Mina Capital Management LLC and Samori Asset Management LLC from 2000 to 2003 and is a Senior Vice President of First Trust and FTP. Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings and began working at First Trust on April 26, 2004. Mr. Carey is the Chief Investment Officer and Senior Vice President of First Trust and Senior Vice President of FTP and began working at First Trust on September 27, 1991. As First Trust's Chief Investment Officer, Mr. Carey consults with the Investment Committee on market conditions and First Trust's general investment philosophy. Mr. Erickson is a Senior Vice President of First Trust and FTP and began working at First Trust on March 21, 1994. As the head of First Trust's Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies. Mr. McGarel is a Senior Vice President of First Trust and FTP and began working at First Trust on August 15, 1997. As the head of First Trust's Strategy Research Group, Mr. McGarel is responsible for developing and implementing quantitative investment strategies for those funds that have investment policies that require them to follow such strategies. Since August 2001, Mr. Testin has been a Senior Vice President of First Trust and began working at First Trust on August 27, 2001. Prior to joining First Trust, Mr. Testin was an analyst for Dolan Capital Management. As the head of First Trust's Portfolio Management Group, Mr. Testin is responsible for executing the instructions of the Strategy Research Group and Equity Research Group in each Fund's portfolio. For additional information concerning First Trust, including a description of the services provided to FVI ETF, see the FVI ETF's SAI. In addition, the FVI ETF SAI provides additional information about the compensation of members of the Investment Committee, other accounts managed by members of the Investment Committee and the ownership of securities of members of the Investment Committee in FVI ETF.

     First Trust will receive annual investment advisory fees from FVI ETF equal to 0.50% of FVI ETF's average daily net assets, and currently receives annual investment advisory fees from FVI equal to 0.65% of FVI's average daily net assets.

     FVI ETF is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, paying for its sublicensing fees related to the Index, any distribution fees or expenses, and extraordinary expenses. First Trust has agreed to waive fees and/or pay FVI ETF's expenses to the extent necessary to prevent the operating expenses of FVI ETF (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 0.70% of average daily net assets per year (the "Expense Cap"), for at least two years following the Reorganization. Expenses borne by First Trust are subject to reimbursement by FVI ETF up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by FVI ETF if it would result in FVI ETF exceeding its Expense Cap.

     Distribution and Service Fees. FVI shares are not subject to any 12b-1 distribution or service fees, nor are any 12b-1 fees currently being paid by FVI ETF.

     The Board of Trustees of First Trust ETF, of which FVI ETF is a series, has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, FVI ETF is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse FTP for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

     No 12b-1 fees are currently paid by FVI ETF, and there are no plans to impose these fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of FVI ETF's assets, over time these fees would increase the cost of your investment and may cost you more than certain other types of sales charges.

     Trustees and Officers. The Trustees of First Trust ETF (of which FVI ETF is a series) are the same as those of FVI. The following individuals comprise the Board of Trustees of both First Trust ETF and FVI: James A. Bowen, Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson. In addition, the officers of First Trust ETF are the same as those of FVI. For more information, see Proposal 2.

     Independent Registered Public Accounting Firm ("Auditor"). Deloitte & Touche LLP serves as Auditor for both FVI ETF and for FVI.

     Charter Documents. FVI is organized as a Massachusetts business trust governed by Massachusetts law. FVI ETF is a diversified series of First Trust ETF, a Massachusetts business trust governed by Massachusetts law. FVI is governed by a Declaration of Trust, dated as of February 20, 2004. First Trust ETF is governed by a Declaration of Trust, dated as of August 8, 2003. Each charter document is sometimes referred to herein as the Declaration. Additional information about each of the Declarations is provided below.

     Shareholders of FVI and FVI ETF have a number of rights in common. Except with respect to the differences described below, the Declarations are substantially identical. Shares of beneficial interest of each Fund entitle their holders to one vote per share and fractional shares entitle their holders to a proportional fractional vote. Unlike FVI, First Trust ETF is permitted to have more than one series, and currently there are eight series existing in addition to FVI ETF. In some circumstances all of the series vote together, but a separate vote will be taken by the shareholders of FVI ETF on matters affecting FVI ETF as a series when so required under the 1940 Act. If a matter affects only a particular series of First Trust ETF and does not affect FVI ETF, only the required vote by that applicable series shall be required. For example, a change in a fundamental investment policy for FVI ETF would be voted upon only by shareholders of FVI ETF.

     Shareholder meetings of First Trust ETF and FVI must be called when required by the 1940 Act to elect Trustees. Shareholder meetings of FVI also may be called by the Chairman of the Board of Trustees or the President and may be called upon written request of at least 66-2/3% of the Trustees. Shareholder meetings of FVI ETF also may be called by a majority of the Trustees. Shareholder meetings of both FVI and FVI ETF also shall be called by any Trustee upon written request, which shall specify the purpose or purposes for which such meeting is to be called, of shareholders holding shares representing in the aggregate not less than (i) 50%, in the case of FVI, and (ii) one-third, in the case of FVI ETF, of the voting power of the outstanding shares entitled to vote on the matters specified in such written request. Because of AMEX rules, FVI is required to hold annual shareholder meetings at which Trustees of FVI are selected. FVI ETF is not subject to the same annual meeting requirement.

     Neither Fund's stock has preemptive rights. Mutual funds, in general, issue shares that can be redeemed or sold back to the fund at the fund's net asset value per share (less any applicable redemption fee). Unlike conventional mutual funds, ETFs like FVI ETF issue and redeem shares on a continuous basis, at net asset value, only in large specified blocks (each a "Creation Unit Aggregation"). Creation Units of FVI ETF will be issued and redeemed principally in-kind for securities included in the Index. Following the Reorganization, a Creation Unit Aggregation of FVI ETF shall consist of 50,000 shares. Except in Creation Unit Aggregations, FVI ETF shares are not individually redeemable securities of FVI ETF. Shares of FVI ETF will be listed and traded on the AMEX under the ticker symbol "___" to provide liquidity for individual shareholders of FVI ETF shares in amounts less than the size of a Creation Unit Aggregation. As closed-end fund shareholders, FVI shareholders have no similar right to redeem shares of FVI, but shares of FVI also are listed on the AMEX and may be purchased or sold on that exchange.

     Shareholders of FVI ETF are entitled to dividends as declared by its Trustees, and if First Trust ETF were liquidated, each shareholder of FVI ETF would be entitled to receive pro rata the distributable assets of First Trust ETF attributable to shares of FVI ETF. FVI's present policy is to, and FVI ETF intends to, distribute its net investment income semi-annually and its net realized capital gains annually, if any.

     Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of a Fund. However, each of the

Declarations contains an express disclaimer of shareholder liability for debts or obligations of the Funds and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. Each of the Declarations further provides for indemnification for all claims and liabilities of any shareholder held personally liable for the obligations of a Fund solely by reason of being or having been a shareholder of a Fund.

     As noted above, unlike FVI, First Trust ETF issues its shares in more than one series. All consideration received by FVI ETF for the issue or sale of shares of FVI ETF, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds, including proceeds from the sale, exchange or liquidation of assets, are held and accounted for separately from the other assets of First Trust ETF, subject only to the rights of creditors of FVI ETF, and belong irrevocably to FVI ETF for all purposes. Additional series of First Trust ETF may be established by the Trustees from time to time. Shares of FVI ETF may be issued in classes, with such relative rights and preferences as may be determined by the Trustees from time to time.

     In general, each Declaration provides that reorganizations, consolidations, or sales, leases or exchanges of all or substantially all of the assets of a Fund requires the affirmative vote of the holders of two-thirds of all the votes entitled to be cast on the matter; provided, however, that if such transaction has already been authorized by the affirmative vote of two-thirds of the Trustees, then the affirmative vote of the "majority of the outstanding voting securities" in accordance with the 1940 Act, as described above, is required. Each Declaration also permits such action without the vote of shareholders, if prior to such reorganization, consolidation or sale, the acquiring fund is not an operating entity.

     The Declaration of FVI specifically authorizes the issuance of preferred shares, and if such shares are issued, they may be senior to the common shares as to rights to dividends and distributions and upon termination, and have separate voting rights on certain matters as required by the 1940 Act. The Declaration of First Trust ETF (of which FVI ETF is a series) permits the issuance of preferred shares in classes, but such classes are not entitled to the preferences granted to preferred shares in the Declaration of FVI. However, the Declaration of First Trust ETF authorizes the issuance of series of shares, of which FVI ETF is one, while the Declaration of FVI only authorizes the issuance of classes of shares.

     The amendment procedures contained in both Declarations are substantially similar, except that amendments to First Trust ETF's Declaration require the approval of the requisite percentage vote of all series or classes of First Trust ETF, rather than the requisite percentage vote of shares of FVI ETF only.

     Certain provisions of FVI's Declaration could have the effect of limiting the ability of other entities or persons to acquire control of FVI. The affirmative vote or consent of the holders of 66-2/3% of the shares of FVI is required to authorize certain transactions, including under certain circumstances a conversion into an open-end company or a merger or consolidation of FVI with or into another entity unless the transaction is approved by two-thirds of the Trustees. These provisions would make it more difficult to change the management of FVI and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of FVI in a tender offer or similar transaction.

     Except as required by the 1940 Act, AMEX rules or as described above, the Trustees of FVI and of First Trust ETF (of which FVI ETF is a series) need not call meetings of the shareholders for the election or re-election of Trustees. Subject to the limits of the 1940 Act, vacancies may be filled by a majority of the standing Trustees. The Declarations provide that, subject to the limits of the 1940 Act, any Trustee of First Trust ETF or FVI may be removed with or without cause by (a) three-quarters of the Trustees or (b) a vote of two-thirds of the outstanding shares of FVI or First Trust ETF, as applicable.

     Quorum for a shareholder meeting of First Trust ETF (of which FVI ETF is a series) and FVI is the presence in person or by proxy of 33-1/3% of the voting power of the outstanding shares entitled to vote or, when a matter requires a separate vote by series or class, then 33-1/3% of the voting power of the outstanding shares entitled to vote of that series or class shall constitute a quorum as to the matter being voted upon by that series or class.

     The foregoing is a very general summary of certain provisions of the Declarations governing FVI and FVI ETF. It is qualified in its entirety by reference to the charter documents themselves.

                D. Information About the Proposed Reorganization

     General. The shareholders of FVI are being asked to approve a Reorganization of FVI with and into FVI ETF pursuant to the proposed Agreement and Plan of Reorganization between FVI and First Trust ETF on behalf of its series, FVI ETF (the "Plan"), the form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

     The Reorganization is structured as a transfer of all of the assets of FVI to FVI ETF in exchange for the assumption by FVI ETF of all of the liabilities of FVI and for the issuance and delivery to FVI of Reorganization Shares equal in aggregate value to the net value of the assets transferred to FVI ETF.

     After the receipt of the Reorganization Shares in Creation Unit Aggregations of _________ shares (for purposes of the Reorganization only), FVI or its agent will distribute the Reorganization Shares to its shareholders of record, on a pro rata basis, in proportion to their existing shareholdings as of the Valuation Time (as defined on page __), in complete liquidation of FVI, and the legal existence of FVI will be terminated. Each shareholder of FVI will receive a number of full or fractional Reorganization Shares equal in value at the Valuation Time (as defined on page __) to the aggregate value of the shareholder's FVI shares. Following the Reorganization, a Creation Unit Aggregation shall consist of 50,000 shares of FVI ETF.

     Prior to the date of the Reorganization, FVI may have to sell certain of its investments that are not consistent with the current constituents of the Index (to which the investment results of FVI ETF correspond generally) and declare a taxable distribution that, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the Reorganization. The sale of such investments may increase the taxable distribution to shareholders of FVI occurring prior to the Reorganization above that which they would have received absent the Reorganization. As of __________, 2006, First Trust did not believe that any securities held by FVI were inconsistent with the Index.

     The Trustees of FVI have voted to approve the Plan and the proposed Reorganization contemplated thereby and to recommend that shareholders of FVI also approve the Plan. The transactions contemplated by the Plan and the related matters described therein will be consummated only if approved by the holders of the lesser of (i) 67% of FVI's shares represented at the Meeting, if more than 50% of the outstanding shares of FVI are represented at the Meeting or (ii) more than 50% of FVI's outstanding shares.

     In the event that the Reorganization does not receive the required shareholder approval to approve the Plan, FVI will continue to be managed and operated as a separate closed-end fund in accordance with its current investment objective and policies, and the Trustees of FVI may consider such alternatives as may be in the best interests of FVI and its shareholders, including the possible liquidation of FVI.

     Background and Trustees' Considerations Relating to the Proposed Reorganization.

     First Trust first discussed the terms and conditions of the proposed Reorganization with the Trustees of FVI at a meeting held on June 12, 2006. Prior to that time, the Trustees of FVI had, at each regularly scheduled Board meeting since inception of FVI, discussed the discount to net asset value at which FVI shares, and shares of closed-end funds in general, have traded. They reviewed the investment performance of FVI, shareholder activity in FVI shares and possible methods to reduce or eliminate the discount at which FVI shares trade. In particular, the Trustees reviewed the share accumulation of a significant investor in FVI. The Independent Trustees (as defined below) of FVI reviewed the potential implications of the proposed Reorganization to FVI's shareholders. They were assisted in this review by their independent legal counsel.

     The Trustees met to review and discuss the Reorganization, both among themselves and with representatives of First Trust. In the course of their review, the Trustees requested and received substantial information, including materials with respect to FVI's trading history, investment goals and policies, investment performance, expense levels, portfolio composition and size. The Trustees also considered alternatives to the Reorganization that would address the discount, including but not limited to open market purchases, conversion to an open-end fund (not an ETF) and tender offers.

     At the June 12, 2006 meeting, in light of the status of ongoing discussions with the staff of the SEC (the "Staff"), First Trust requested that the Trustees defer any action on the proposed Reorganization. Thereafter, following subsequent discussions with the Staff, First Trust determined to submit the proposed Reorganization to the Trustees for approval at their meeting held on July 26, 2006. Based upon the considerations discussed below, among others, on July 26, 2006, the Trustees of FVI, including all of the Trustees who are not

                                        -22

"interested persons" of FVI (as defined in the 1940 Act) (the "Independent Trustees"), approved the proposed Reorganization and recommended its approval to shareholders.

     In determining to recommend that the shareholders of FVI vote to approve the Reorganization, the Trustees considered, among others, the factors described below:

o Reduction of Discount. The proposed Reorganization may have the effect of producing a reduction of FVI's discount (for shareholders of record who become shareholders of FVI ETF as a result of the Reorganization). The Trustees noted that FVI's shares have historically traded at a discount from their net asset value. The Trustees considered that if the Reorganization is approved, FVI shareholders would receive FVI ETF shares with an aggregate value equal to the value of their FVI shares held as of the Valuation Time (as defined below). The Trustees considered that ETFs, including two ETFs comparable to the proposed FVI ETF, historically trade at or very close to their net asset value, and noted that after the Reorganization, current shareholders of FVI who become shareholders of FVI ETF as part of the Reorganization should be able to sell their Reorganization Shares at or close to the NAV of their previously held FVI shares, thus effectively reducing or eliminating FVI's discount (at a sale price closer to NAV, which they would not have been able to receive based upon FVI's current discount).

o Comparison of Fees and Expense Ratios. The Trustees considered comparative expense information of FVI and FVI ETF, including comparisons between the current expense ratio for FVI and the estimated pro forma operating expense ratio of FVI ETF, and between the estimated operating expense ratio of FVI ETF and the current expense ratios of two other ETFs comparable to the proposed FVI ETF. The Trustees in particular noted that the management fee of FVI ETF would be lower than the management fee of FVI and that the estimated operating expense ratio of FVI ETF is expected to be lower than the current expense ratio of FVI.
o Fee Waiver/Expense Cap. The Trustees noted that First Trust has agreed to waive all or a portion of its management fees and/or reimburse or pay operating expenses of FVI ETF to the extent necessary to maintain FVI ETF's total operating expenses at 0.70% of average daily net assets per year, excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses, for at least two years following the Reorganization.

o Benefits of the ETF Structure. The Trustees considered the favorable tax attributes of ETFs, that shareholders of FVI who become shareholders of FVI ETF as a result of the Reorganization will continue to receive the benefit of intra-day liquidity and that ETFs can generally remain fully invested because they do not redeem individual shares and typically redeem Creation Units Aggregations on an in-kind basis.

o Expenses of the Reorganization. The Trustees noted that First Trust would bear all normal costs of the Reorganization, and that FVI would bear any extraordinary costs of the Reorganization.

     In addition to the foregoing, the Trustees of FVI also considered the following:

o The terms and conditions of the Reorganization and whether the Reorganization would result in the dilution of the interests of FVI's existing shareholders in light of the basis on which shares of FVI ETF will be issued to FVI in Creation Unit Aggregations as contemplated in the Reorganization;

o The compatibility of FVI's and FVI ETF's investment objectives, policies and restrictions and the composition of the current FVI portfolio and the expected FVI ETF portfolio;

o The possibility that a large shareholder of FVI might propose action that the Trustees believe would not be in the best interests of FVI; and

o The tax consequences of the Reorganization on FVI and its shareholders; the Reorganization is expected to be a tax-free reorganization for federal income tax purposes and the receipt by FVI shareholders of shares of FVI ETF as a result of the Reorganization is expected to be a tax-free transaction.

     Based upon on all of the foregoing considerations, the Trustees approved the proposed Plan and the Reorganization contemplated thereby and determined that the Reorganization would be in the best interests of FVI. The Trustees also determined that the interests of FVI's existing shareholders would not be diluted as a result of the transactions contemplated by the Reorganization. The Trustees of FVI, including the Independent Trustees, unanimously recommend that shareholders of FVI approve the Reorganization.

     Agreement and Plan of Reorganization. The proposed Reorganization will be governed by the Plan, the form of which is attached as Exhibit A. The Plan provides that FVI ETF will acquire all of the assets of FVI in exchange for the assumption by FVI ETF of all liabilities of FVI and for the issuance of Creation Units representing the Reorganization Shares equal in value to the value of the transferred assets net of assumed liabilities. The Creation Units representing the Reorganization Shares will be issued on the next full business day (the "Closing Date") following the time as of which FVI's shares are valued for determining net asset value for the Reorganization (4:00 p.m. Eastern time on _________ ___, 2006, or such other date and time as may be agreed upon by the parties (the "Valuation Time")). The following discussion of the Plan is qualified in its entirety by the full text of the Plan.

     FVI will transfer all of its assets to FVI ETF, and in exchange, FVI ETF will assume all liabilities of FVI, including without limitation FVI's indemnification obligations to its trustees and officers, and deliver to FVI a number of Creation Units representing the Reorganization Shares having an aggregate net asset value equal to the value of the assets of FVI attributable to common shares of FVI, less the value of the liabilities of FVI assumed by FVI ETF attributable to common shares of FVI. Immediately following the transfer of assets on the Exchange Date, FVI or its agent will distribute pro rata to its shareholders of record as of the Valuation Time the Reorganization Shares received by FVI. As a result of the proposed Reorganization, each shareholder of FVI will receive a number of Reorganization Shares equal in aggregate value as of the Valuation Time to the value of the FVI common shares surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of FVI ETF in the name of such FVI shareholders of record, each account representing the respective number of Reorganization Shares due to the respective shareholder. New certificates for Reorganization Shares will not be issued.

     The Trustees of FVI and the Trustees of First Trust ETF, of which FVI ETF is a series (who are the same individuals), have determined that the proposed Reorganization is in the best interests of their respective Fund and that the interests of their respective Fund's existing shareholders will not be diluted as a result of the transactions contemplated by the Reorganization.

     The consummation of the Reorganization is subject to the conditions set forth in the Plan. The Plan may be terminated and the Reorganization abandoned
(i) by mutual agreement of FVI ETF and FVI, (ii) by either party if the Reorganization shall not be have occurred on or before January 31, 2007 unless such date has been extended by mutual agreement of the parties or (iii) by either party if the other party shall have materially breached its obligations under the Plan or made a material and intentional misrepresentation therein or in connection therewith. If shareholders of FVI approve the Reorganization, both Funds agree to coordinate their respective portfolios from the date of the Plan up to and including the Closing Date in order that the investments of FVI as of the time of the Reorganization will meet as closely as practicable the investment objective, policies and restrictions of FVI ETF.

     The normal costs of the Reorganization including legal expenses, proxy printing and proxy solicitation expenses will be borne by First Trust. Any extraordinary costs of the Reorganization will be borne by FVI.

     First Trust (but not FVI) has entered into a Corporate Finance Services and Consulting Agreement with A.G. Edwards & Sons, Inc. ("A.G. Edwards") and has agreed to pay from its own assets a fee to A.G. Edwards relating to FVI. This fee is payable quarterly at the annual rate of 0.15% of FVI's average daily net assets. A.G. Edwards provides information and research under this agreement. First Trust does not intend to pay such a fee to A.G. Edwards in connection with FVI ETF and, therefore, the Reorganization may represent a cost savings to First Trust if approved.

     Description of the Reorganization Shares. The Reorganization Shares will be issued to FVI in Creation Unit Aggregations in accordance with the Plan as described above. Reorganization Shares will thereafter be distributed to FVI's shareholders by FVI or its agent in accordance with the Plan as described above. The Reorganization Shares will be shares of beneficial interest, $0.01 par value per share, of FVI ETF.

     The common shares of FVI are currently listed and traded on the AMEX under the symbol FVI. If the Reorganization is approved, FVI shares will no longer be listed on the AMEX and FVI will be dissolved, liquidated and terminated as provided in the Plan. FVI ETF has applied to list and trade its common shares on the AMEX and FVI will be terminated. Reports, proxy materials and other information concerning FVI ETF and FVI may be inspected at the offices of the AMEX, 86 Trinity Place, New York, New York 10006.

     For more information on the characteristics of the Reorganization Shares, please see the FVI ETF prospectus, a copy of which is included with this Prospectus/Proxy Statement as Appendix I.

     Federal Income Tax Consequences. As a condition to each Fund's obligation to consummate the Reorganization, each Fund will receive a tax opinion from Chapman and Cutler LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

               (i) the acquisition by FVI ETF of all of the assets of FVI solely in exchange for Creation Units representing Reorganization Shares and the assumption by FVI ETF of all of the liabilities of FVI, followed by the distribution by FVI to its shareholders of Reorganization Shares in complete liquidation of FVI, all pursuant to the Plan, constitutes a reorganization within the meaning of Section 368(a) of the Code, and FVI and FVI ETF will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

              (ii) under Section 361 of the Code, FVI will not recognize gain or loss upon the transfer of FVI's assets to FVI ETF in exchange for Reorganization Shares and the assumption of the FVI liabilities by FVI ETF, and FVI will not recognize gain or loss upon the distribution to FVI's shareholders of the Reorganization Shares in liquidation of FVI;

             (iii) under Section 354 of the Code, shareholders of FVI will not recognize gain or loss on the receipt of Reorganization Shares solely in exchange for FVI shares;

              (iv) under Section 358 of the Code, the aggregate basis of the Reorganization Shares received by each shareholder of FVI will be the same as the aggregate basis of FVI shares exchanged therefor;

               (v) under Section 1223(1) of the Code, the holding period of the Reorganization Shares received by each FVI shareholder will include the holding periods of FVI shares exchanged therefor, provided that the FVI shareholder held the FVI shares at the time of the Reorganization as a capital asset;

              (vi) under Section 1032 of the Code, FVI ETF will not recognize gain or loss upon the receipt of assets of FVI in exchange for Reorganization Shares and the assumption by FVI ETF of all of the liabilities of FVI;

             (vii) under Section 362(b) of the Code, the basis of the assets of FVI transferred to FVI ETF in the Reorganization will be the same in the hands of FVI ETF as the basis of such assets in the hands of FVI immediately prior to the transfer;

            (viii) under Section 1223(2) of the Code, the holding periods of the assets of FVI transferred to FVI ETF in the Reorganization in the hands of FVI ETF will include the periods during which such assets were held by FVI; and

              (ix) FVI ETF will succeed to and take into account the items of FVI described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

     While shareholders are not expected to recognize any gain or loss upon the exchange of their shares in the Reorganization, differences in the Funds' portfolio turnover rates, net investment income and net realized capital gains may result in future taxable distributions to shareholders arising indirectly from the Reorganization.

     If the Plan is approved by shareholders of FVI, FVI will declare a distribution to its shareholders of all undistributed realized net investment income (computed without regard to the deduction for dividends paid) and undistributed realized net capital gains (after reduction by any capital loss carryforwards) prior to the Closing (as defined in the Plan), and such distributions will be taxable to shareholders.

     This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

     Capitalization. The following table sets forth the unaudited capitalization of each Fund as of July 24, 2006 and of FVI ETF on a pro forma basis, giving effect to the proposed acquisition of assets at net asset value as of that date:(1)


                                                              Pro Forma     FVI ETF Pro
                                   FVI            FVI ETF     Adjustments   Forma Combined
                                 ------------     -------     -----------   --------------
NET ASSETS:
Common Shares                    $140,078,270       $0            $0         $140,078,270
Total Net assets                 $140,078,270       $0            $0         $140,078,270

SHARES OUTSTANDING:
Common Shares                       6,505,236       $0            $0            6,505,236

NET ASSET VALUE PER SHARE:
Common Shares                          $21.53       $0            $0               $21.53


(1) Assumes the Reorganization had been consummated on July 24, 2006, and is for information purposes only. No assurance can be given as to how many shares of FVI ETF will be received by the shareholders of FVI on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of FVI ETF that actually will be received on or after such date.

     The Board of Trustees of FVI, including the Independent Trustees, unanimously recommends that shareholders of FVI vote to approve the Reorganization by voting FOR approval of the Plan.

                                   PROPOSAL 2
                        PROPOSAL FOR ELECTION OF TRUSTEES

     This proposal relates to the election of Trustees of FVI. Management proposes the election of five Trustees: James A. Bowen, Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson. Each Trustee has indicated his willingness to continue to serve if elected. If elected, each nominee will hold office until the next annual meeting of shareholders or until his successor is elected and qualified, or until he resigns, retires or is otherwise removed or, if Proposal 1 is approved, until the legal existence of FVI is terminated. Each of the nominees, with the exception of Mr. Keith, was elected to FVI's Board by the Fund's shareholders at the last Annual Meeting of Shareholders held on September 12, 2005. Mr. Keith was appointed to the Board of Trustees on June 12, 2006.

     Required Vote: The Trustees, including those who are not "interested persons" of FVI ("Independent Trustees") as that term is defined in the 1940 Act, shall be elected by the affirmative vote of the holders of a plurality of the common shares of FVI cast in person or by proxy and entitled to vote thereon, provided a quorum is present. Abstentions and broker "non-votes" will have no effect on the approval of the proposal. Proxies cannot be voted for a greater number of persons than the number of nominees named.

     Unless you give contrary instructions on the enclosed proxy card, your shares will be voted FOR the election of the nominees listed if your proxy card has been properly executed and timely received by the FVI. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted FOR such other nominee or nominees as management may recommend.

     If the Reorganization is approved, FVI will be terminated and no longer have a Board of Trustees. The Trustees also serve as the Trustees of First Trust ETF, of which FVI ETF is a series.

     The Board of Trustees unanimously recommends that shareholders of FVI vote FOR the election of the nominated Trustees.

                             ADDITIONAL INFORMATION

     Management of FVI. The management of FVI, including general supervision of the duties performed for FVI under the investment management agreement between FVI and First Trust, is the responsibility of the Board of Trustees. There are five Trustees of FVI, one of whom is an "interested person" (as the term "interested person" is defined in the 1940 Act) and four of whom are Independent Trustees. During the past five years, no Independent Trustee has been a trustee, director or employee of, or consultant to, First Trust or any of their affiliates. The Trustees of FVI set broad policies for FVI, choose FVI's officers, and hire FVI's investment adviser. The officers of FVI manage the day-to-day operations and are responsible to FVI's Board of Trustees. The following is a list of Trustees and officers of FVI and a statement of their present positions, principal occupations during the past five years, the number of portfolios each oversees and the other directorships they hold, if applicable.

                                        BOARD NOMINEES

                                                                                       NUMBER OF
NAME, ADDRESS, AND        POSITION(S)      TERM OF OFFICE(2) PRINCIPAL OCCUPATION(S)   PORTFOLIOS IN        OTHER
DATE OF BIRTH             HELD WITH FUND   AND LENGTH OF     DURING PAST FIVE          FUND COMPLEX         DIRECTORSHIPS
                                           TIME SERVED(3)    YEARS                     OVERSEEN BY TRUSTEE  HELD BY TRUSTEE

Interested Trustee
------------------
James A. Bowen1           President,       1 Year            President, First Trust and          33          Trustee of Wheaton
1001 Warrenville Road     Chairman of the                    First Trust Portfolios;                         College
Suite 300                 Board, Chief     Since 2004        Chairman of the Board of
Lisle, IL 60532           Executive                          Directors, BondWave LLC
DOB: 9/55                 Officer and                        (software development
                          Trustee                            company/broker-dealer) and
                                                             Stonebridge Advisors LLC
Independent Trustees
-------------------
Richard E. Erickson       Trustee          1 Year            Physician; President,               33          NONE
c/o First Trust Advisors                                     Wheaton Orthopedics; Co-
L.P.                                       Since 2004        owner and Co-Director,
1001 Warrenville Road                                        Sports Med Center for
Suite 300                                                    Fitness; Limited Partner,
Lisle, IL 60532                                              Gundersen Real Estate
DOB: 4/51                                                    Partnership

Thomas R. Kadlec          Trustee          1 Year            President, ADM                      33          NONE
c/o First Trust Advisors                                     Derivatives, Inc. (May
L.P.                                       Since 2004        2005 to present); Vice
1001 Warrenville Road                                        President and Chief
Suite 300                                                    Financial Officer (1990 to
Lisle, IL 60532                                              present), ADM Investor
DOB: 11/57                                                   Services, Inc. (Futures
                                                             Commission Merchant);
                                                             Registered Representative
                                                             (2000 to present),
                                                             Segerdahl & Company, Inc.,
                                                             a NASD member (Broker-
                                                             Dealer)

                                                                -29-

                                                                                       NUMBER OF
NAME, ADDRESS, AND        POSITION(S)      TERM OF OFFICE(2) PRINCIPAL OCCUPATION(S)   PORTFOLIOS IN        OTHER
DATE OF BIRTH             HELD WITH FUND   AND LENGTH OF     DURING PAST FIVE          FUND COMPLEX         DIRECTORSHIPS
                                           TIME SERVED(3)    YEARS                     OVERSEEN BY TRUSTEE  HELD BY TRUSTEE

Robert F. Keith           Trustee          1 Year            President, Hibs                     21          NONE
c/o First Trust Advisors                                     Enterprises (Financial and
L.P.                                       Since 2006        Management Consulting)
1001 Warrenville Road                                        (2003 to present);
Suite 300                                                    President, Aramark
Lisle, IL 60532                                              ServiceMaster Management
DOB: 11/56                                                   Services (2001-2003);
                                                             President and Chief
                                                             Operating Officer,
                                                             ServiceMaster Management
                                                             Services (1998-2003)

Niel B. Nielson           Trustee          1 Year            President, Covenant                 33          Director of Good
c/o First Trust Advisors                                     College (2002 to present);                      News Publishers-
L.P.                                       Since 2004        Associate Pastor, College                       Crossway Books;
1001 Warrenville Road                                        Church in Wheaton (1997 to                      Covenant Transport
Suite 300                                                    June 2002)                                      Inc.
Lisle, IL 60532
DOB: 3/54
                                                             Officers
Mark R. Bradley           Treasurer,       Indefinite        Chief Financial Officer,            N/A         N/A
1001 Warrenville Road     Controller,                        Managing Director, First
Suite 300                 Chief Financial  Since 2004        Trust and First Trust
Lisle, IL 60532           Officer and                        Portfolios; Chief
DOB: 11/57                Chief                              Financial Officer,
                          Accounting                         BondWave LLC (software
                          Officer                            development company/broker-
                                                             dealer) and Stonebridge
                                                             Advisors LLC

Susan M. Brix             Assistant Vice   Indefinite        Representative, First               N/A         N/A
1001 Warrenville Road     President                          Trust Portfolios;
Suite 300                                  Since 2004        Assistant Portfolio
Lisle, IL 60532                                              Manager, First Trust
DOB: 1/60

Robert F. Carey           Vice President   Indefinite        Senior Vice President,              N/A         N/A
1001 Warrenville Road                                        First Trust and First
Suite 300                                  Since 2004        Trust Portfolios
Lisle, IL 60532
DOB: 7/63

W. Scott Jardine          Secretary and    Indefinite        General Counsel, First              N/A         N/A
1001 Warrenville Road     Chief                              Trust and First Trust
Suite 300                 Compliance       Secretary and     Portfolios; Secretary,
Lisle, IL 60532           Officer ("CCO")  CCO Since 2004    BondWave LLC (software
DOB: 5/60                                                    development company/broker-
                                                             dealer) and Stonebridge
                                                             Advisors LLC

Kristi A. Maher           Assistant        Indefinite        Assistant General Counsel,          N/A         N/A
1001 Warrenville Road     Secretary                          First Trust and First
Suite 300                                  Since 2004        Trust Portfolios (March
Lisle, IL 60532                                              2004 to present);
DOB: 12/66                                                   Associate, Chapman and
                                                             Cutler LLP (1995 to 2004)

                                                                -30-

                                                                                       NUMBER OF
NAME, ADDRESS, AND        POSITION(S)      TERM OF OFFICE(2) PRINCIPAL OCCUPATION(S)   PORTFOLIOS IN        OTHER
DATE OF BIRTH             HELD WITH FUND   AND LENGTH OF     DURING PAST FIVE          FUND COMPLEX         DIRECTORSHIPS
                                           TIME SERVED(3)    YEARS                     OVERSEEN BY TRUSTEE  HELD BY TRUSTEE

Roger F. Testin           Vice President   Indefinite        Senior Vice President,              N/A         N/A
1001 Warrenville Road                                        First Trust Advisors
Suite 300                                  Since 2004        and First Trust Portfolios
Lisle, IL 60532                                              (August 2004 to present),
DOB: 6/66                                                    Vice President (August
                                                             2001 to August 2004);
                                                             Analyst, Dolan Capital
                                                             Management (1998 to 2001)

Daniel J. Lindquist       Vice President   Indefinite        Vice President, First               N/A         N/A
1001 Warrenville Road                      Since December    Trust Advisors; Senior
Suite 300                                  2005              Vice President, First
Lisle, IL 60532                                              Trust Portfolios (April
DOB: 2/70                                                    2004 to present); Chief
                                                             Operating Officer, Mina
                                                             Capital Management, LLC
                                                             (January 2004 to April
                                                             2004); Chief Operating
                                                             Officer, Samaritan Asset
                                                             Management Services, Inc.

James M. Dykas            Assistant        Indefinite        Vice President, First               N/A         N/A
1001 Warrenville Road     Treasurer                          Trust Advisors and First
Suite 300                                  Since December    Trust Portfolios (January
Lisle, IL 60532                            2005              2005 to present);
DOB: 1/66                                                    Executive Director of Van
                                                             Kampen Asset Management
                                                             and Morgan Stanley
                                                             Investment Management
                                                             (December 2002 to January
                                                             2005); Vice President, Van
                                                             Kampen Asset Management
                                                             and Morgan Stanley
                                                             Investment Management
                                                             (December 2000 to December
                                                             2002)

(1) Mr. Bowen is deemed an "interested person" of FVI due to his position as President of First Trust Advisors L.P., investment adviser of FVI.
(2) Trustees are elected each year by Shareholders and serve a one-year term or until their successors are elected. Officers of FVI have an indefinite term.
(3) Mr. Keith was appointed as a Trustee of FVI on June 12, 2006 and Daniel J. Lindquist and James M. Dykas were elected Vice President and Assistant Treasurer, respectively, of FVI on December 12, 2005.

     In addition to FVI, the First Trust Fund Complex includes: First Trust Value Line(R) 100 Fund, Energy Income and Growth Fund, First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Value Line(R) Dividend Fund, First Trust/Four Corners Senior Floating Rate Income Fund, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Tax-Advantaged Preferred Income Fund and First Trust/Four Corners Senior Floating Rate Income Fund II, closed-end funds advised by First Trust; First Defined Portfolio Fund, LLC, an open-end management investment company with 12 portfolios advised by First Trust Advisors; and First Trust ETF, an open-end investment company and an exchange-traded index fund with eight operating portfolios advised by First Trust.

                                        -31-

     In addition to FVI, Messrs. Bowen, Erickson, Kadlec, Keith and Nielson are Trustees of First Trust Value Line(R) Dividend Fund, First Trust/Four Corners Senior Floating Rate Income Fund, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust/Four Corners Senior Floating Rate Income Fund II, First Trust Value Line(R) 100 Fund, Energy Income and Growth Fund, First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund and First Trust Strategic High Income Fund II and, except for Mr. Keith, First Defined Portfolio Fund, LLC, each of which are closed-end funds advised by First Trust. During the past five years, none of the Independent Trustees, or any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust Advisors, First Trust Portfolios L.P. or any of their affiliates. In addition, Mr. Bowen, chief executive officer of FVI, and the other officers of FVI, hold the same positions with First Defined Portfolio Fund, LLC, First Trust Value Line(R) Dividend Fund, First Trust/Four Corners Senior Floating Rate Income Fund, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust/Four Corners Senior Floating Rate Income Fund II, First Trust Value Line(R) 100 Fund, First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, Energy Income and Growth Fund and First Trust Tax-Advantaged Preferred Income Fund, as they hold with FVI.

     Beneficial Ownership of Shares Held in FVI by Each Nominee for Election as Trustee. The following table sets forth the dollar range and number of equity securities beneficially owned by the Trustees in FVI and in other funds in the First Trust Fund Complex as of May 31, 2006:

      Dollar Range of Equity Securities in the Fund (Number of Shares Held)


                                                                     Aggregate Dollar Range of Equity Securities
                           First Trust/Value Line(R) & Ibbotson        in all Registered Investment Companies
                                         Equity                       Overseen by Trustee in Fund Complex/
Name of Trustee                      Allocation Fund                          (Number of Shares Held)
---------------                      ---------------                          -----------------------
James A. Bowen                       $10,001-$50,000                              Over $100,000
                                     (1,250 Shares)                              (11,750 Shares)

Richard E. Erickson                    $0-$10,000                                $50,001-$100,000
                                    (131.022 Shares)                            (2,856.654 Shares)

Thomas R. Kadlec                     $10,001-$50,000                              Over $100,000
                                    (987.423 Shares)                            (8,586.075 Shares)

Robert F. Keith                        $0-$10,000                                   $0-$10,000
                                       (0 Shares)                                   (0 Shares)

Niel B. Nielson                        $0-$10,000                                $10,001-$50,000
                                       (0 Shares)                                 (1,567 Shares)

     As of May 31, 2006, the Independent Trustees of FVI and immediate family members do not own beneficially or of record any class of securities of the investment adviser or principal underwriter of FVI or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser, sub-adviser or principal underwriter of the First Trust

                                        -32-

funds, nor did any Independent Trustee purchase or sell securities of First Trust, any sub-adviser or their parents or subsidiaries.

     James A. Bowen sold four limited partnership units of Grace Partners of DuPage L.P., the limited partner of First Trust, on January 3, 2005 and sold three units on May 31, 2006 to Grace Partners of DuPage L.P. for a price of $475,000 and $750,000, respectively, per unit.

     As of May 31, 2006, the Trustees and executive officers as a group beneficially owned 2,568,445 Shares of FVI, which is less than 1% of FVI's outstanding shares.

     As of August 4, 2006, based solely on information First Trust obtained from filings made on the SEC's EDGAR website, the following persons own beneficially or of record 5% or more of FVI's shares.

                                                   Common Shares
Name                                                   Owned
----                                                   -----
Doliver Capital Advisors, Inc.                       1,645,700
Ronald G. Olin                                         372,300



     Compensation. FVI pays each Trustee who is not an officer or employee of First Trust, any sub-adviser or any of their affiliates an annual retainer of $10,000, which includes compensation for all board and committee meetings. No additional meeting fees are paid in connection with board or committee meetings. Mr. Kadlec is paid additional compensation of $10,000 annually to serve as the Lead Trustee, with such compensation paid by the funds in the First Trust Fund Complex and divided among those funds. Trustees are also reimbursed by the funds in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Trustees adopted the revised plan because the increase in the number of funds in the First Trust Fund Complex had the effect of rapidly increasing their compensation under the previous arrangements. The Board of Trustees of FVI held six meetings during the fiscal year ended May 31, 2006. Each of the then-Trustees attended all of the meetings of the Board of Trustees of FVI. The aggregate fees and expenses paid to the Trustees by FVI for their respective fiscal year (including reimbursement for travel and out-of-pocket expenses) amounted to $30,767.

     The following table sets forth certain information regarding the compensation of FVI's Trustees. The Funds have no retirement or pension plans.

                                        -33


                                AGGREGATE COMPENSATION FROM FIRST
                                 TRUST/VALUE LINE(R) & IBBOTSON           TOTAL COMPENSATION FROM THE
     NAME OF TRUSTEE                 EQUITY ALLOCATION FUND(1)              FIRST TRUST FUND COMPLEX(1)

Interested Trustee
------------------
James A. Bowen
                                                    $0                                     $0
Independent Trustees
--------------------

Richard E. Erickson                            $10,229                               $116,159

Thomas R. Kadlec                               $10,202                               $115,558

Robert F. Keith(2)                                  $0                                     $0

Niel B. Nielson                                $10,336                               $118,985

(1) For fiscal year ended May 31, 2006.
(2) Became Trustee on June 12, 2006.

     The total compensation paid to Messrs. Erickson, Kadlec and Nielson, Independent Trustees of each fund in the First Trust Fund Complex, includes compensation for their services as Trustees to FVI, First Trust Value Line(R) 100 Fund, Energy Income and Growth Fund, First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Defined Portfolio Fund, LLC, First Trust Value Line(R) Dividend Fund, First Trust/Four Corners Senior Floating Rate Income Fund, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust/Four Corners Senior Floating Rate Income Fund II and First Trust ETF.

     The officers and the interested Trustee of FVI receive no compensation from the Funds for serving in such capacity.


                                   COMMITTEES

     Audit Committee. The Board of Trustees has an Audit Committee, which consists of Messrs. Erickson, Kadlec, Keith and Nielson, all of whom are "independent" as defined in the listing standards of the American Stock Exchange. Mr. Kadlec and Mr. Keith each has been designated by the Board as an "Audit Committee Financial Expert." The Audit Committee is responsible for overseeing FVI's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing the independent registered public accounting firm (subject also to Board approval). For the fiscal year ended May 31, 2006, the Audit Committee for FVI met three times. Each of the then-Trustees attended all of the meetings of the Audit Committee of the Board of Trustees of FVI.

     In carrying out its responsibilities, the Audit Committee pre-approves all audit services for FVI and permitted non-audit services (including the fees and terms thereof) to be performed for FVI and the Adviser by Deloitte & Touche LLP ("Deloitte & Touche"), FVI's independent registered public accounting firm ("independent auditors"). The Chairman of the Audit Committee is authorized to give such pre-approvals on behalf of the Audit Committee for engagement of less than $25,000. Any decisions by the Chairman to grant pre-approvals are reported to the full Audit Committee at the next regularly scheduled meeting.

     Audit Committee Report. The role of the Audit Committee is to assist the Board of Trustees in its oversight of FVI's accounting and financial reporting process. The Audit Committee operates pursuant to a Charter that was most recently reviewed by the Board of Trustees on December 12, 2005, a copy of which is attached as Exhibit C hereto. As set forth in the Charter, management of FVI is responsible for maintaining appropriate systems for accounting and internal controls and the audit process. FVI's independent auditors are responsible for planning and carrying out proper audits of FVI's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

     In performing its oversight function, the Audit Committee reviewed and discussed with management and Deloitte & Touche the audited financial statements of FVI for the fiscal year ended May 31, 2006 at a meeting held on July 26, 2006 and discussed the audit of such financial statements with the independent auditors and management.

     In addition, the Audit Committee discussed with the independent auditors the accounting principles applied by FVI and such other matters brought to the attention of the Audit Committee by the independent auditors required by Statement on Auditing Standards No. 61, Communications with Audit Committees, as currently modified or supplemented. The Audit Committee also received from the independent auditors the written disclosures and letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, delineating relationships between the independent auditors and FVI and discussed the impact that any such relationships may have on the objectivity and independence of the independent auditors.

     The members of FVI's Audit Committee are not full-time employees of FVI and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of FVI's Audit Committee necessarily rely on the information provided to them by the management and the independent auditors. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure that the audit of FVI's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the independent auditors are in fact "independent."

     Based on its consideration of FVI's audited financial statements and the discussions referred to above with FVI management and Deloitte & Touche, and subject to the limitations on the responsibilities and role of the Audit Committee as set forth in the Charter and discussed above, the Audit Committee recommended to the Board the inclusion of FVI's audited financial statements for the years ended May 31, 2006 in its Annual Report dated May 31, 2006.

     Submitted by the Audit Committee of FVI:

                  Richard E. Erickson
                  Thomas R. Kadlec
                  Robert F. Keith
                  Niel B. Nielson

     Independent Auditors' Fees. Deloitte & Touche has been selected to serve as the independent auditors for FVI for the fiscal year ending May 31, 2007. Deloitte & Touche acted as the independent auditors for FVI for the fiscal year ended May 31, 2006. Deloitte & Touche has advised FVI that, to the best of its knowledge and belief, Deloitte & Touche professionals did not have any direct or material indirect ownership interest in FVI inconsistent with independent professional standards pertaining to independent registered public accounting firms. It is expected that representatives of Deloitte & Touche will be present at the Meeting to answer any questions that may arise and will have the opportunity to make a statement if they desire to do so. In reliance on Rule 32a-4 under the 1940 Act, FVI is not seeking shareholder ratification of the selection of Deloitte & Touche as independent auditors.

     Set forth in the table below are fees billed by Deloitte & Touche to FVI and the Adviser for the fiscal years ended May 31, 2005 and May 31, 2006:


                AUDIT FEES           AUDIT RELATED FEES           TAX FEES               ALL OTHER FEES
                ----------           ------------------           --------               ---------------
              2005         2006       2005        2006       2005         2006         2005         2006
              ----         ----       ----        ----       ----         ----         ----         ----
FVI         $27,975     $27,600       $0          $0      $3,500(1)   $3,675(1)        $0       $3,258(2)

              2005         2006       2005        2006       2005         2006         2005         2006
              ----         ----       ----        ----       ----         ----         ----         ----
First Trust $24,000     $32,000  $20,000(3)   $6,500(3)   $6,000(1)   $6,175(1)    $35,450(4)  $77,927(2)

(1)These fees were for tax return preparation.
(2)These fees were for compliance program evaluation.
(3)These fees were for AIMR-PPS verification services.
(4)These fees were for tax services in connection with the development of a new fund.

     Set forth in the table below are the aggregate non-audit fees shown in the table above billed by Deloitte & Touche to FVI and the Adviser for the fiscal years ended May 31, 2005 and May 31, 2006:

                        AGGREGATE NON-AUDIT FEES

                                 2005                 2006
                                 ----                 ----
        FVI                    $3,500               $6,933

                                 2005                 2006
                                 ----                 ----
        First Trust           $61,450              $90,602

     In addition to pre-approving all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for FVI by the independent auditors, the Audit Committee pre-approves the independent auditors' engagements for non-audit services to the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to FVI, if the engagement relates directly to the operations and financial reporting of a Fund.

     All of the Audit Fees, Audit Related Fees, Tax Fees, All Other Fees and Aggregate Non-Audit Fees for the Funds and the Adviser disclosed in the tables set forth above were pre-approved by the Audit Committee pursuant to its pre-approval policies. None of these fees were pre-approved by the Audit Committee pursuant to the pre-approval exceptions included in Regulation S-X.

     Other Committees. The Board of Trustees of FVI has three other standing committees: the Executive Committee (and Dividend and Pricing Committee), the Nominating and Governance Committee and the Valuation Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by FVI's Declaration of Trust and By-Laws. The members of the Executive Committee also serve as a special committee of the Board of Trustees known as the Dividend and Pricing Committee which is authorized to exercise all of the powers and authority of the Board in respect of the declaration and setting of dividends and the issuance and sale, through an underwritten public offering, of the shares of FVI and the other funds in the First Trust Fund Complex and all other such matters relating to such financing, including determining the price at which such Shares are to be sold and approval of the final terms of the underwriting agreement, including approval of the members of the underwriting syndicate. Messrs. Bowen and Kadlec are the members of the Executive Committee. The Executive Committee serving as the Dividend and Pricing Committee for FVI met a total of two times during the fiscal year ended May 31, 2006 to authorize FVI's dividend declarations.

     FVI's Nominating and Governance Committee (the "Committee") is composed entirely of Trustees who are not "interested persons" (as that term is defined in the 1940 Act) of FVI and who are "independent directors" within the meaning of the listing standards of the American Stock Exchange. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Committee. The purpose of the Committee is to oversee matters related to the nomination of trustees and, as necessary, the corporate governance of FVI. The Committee is responsible for, among other things, seeking, identifying and nominating qualified candidates for election or appointment as trustees in the event of a vacancy, consistent with criteria approved by the Board, for the next annual meeting of shareholders; evaluating Board performance and processes; reviewing Board committee assignments; and, to the extent necessary or desirable, establishing corporate governance guidelines and procedures. The Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds' website at www.ftportfolios.com. The Committee for FVI met a total of four times during the fiscal year ended May 31, 2006.

     If there is no vacancy on the Board, the Board will not actively seek recommendations from other parties, including shareholders. When a vacancy on the Board occurs, the Committee may seek recommendations for candidates from those sources it deems appropriate in its discretion, including shareholders of FVI. The Committee may retain a search firm to identify candidates.

     Any proposal to elect any person nominated by shareholders for election as trustee may only be brought before an annual meeting of FVI if timely written notice (the "Shareholder Notice") is provided to the Secretary of FVI. In accordance with the advance notice provisions included in FVI's By-Laws, unless a greater or lesser period is required under applicable law, to be timely, the Shareholder Notice must be delivered to or mailed and received at FVI's address, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, Attn: W. Scott Jardine, not less than forty-five (45) days nor more than sixty (60) days prior to the first anniversary date of the date of the Fund's proxy statement released to shareholders for the prior year's annual meeting; provided, however, if and only if the annual meeting is not scheduled to be held within a period that commences thirty (30) days before the first anniversary date of the annual meeting for the preceding year and ends thirty (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an "Other Annual Meeting Date"), such Shareholder Notice must be given in the manner provided herein by the later of the close of business on (i) the date forty-five (45) days prior to such Other Annual Meeting Date or (ii) the tenth (10th) business day following the date such Other Annual Meeting Date is first publicly announced or disclosed.

     Any shareholder submitting a nomination of any person or persons (as the case may be) for election as a trustee or trustees of FVI shall deliver, as part of such Shareholder Notice: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all shares of FVI owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s); (C) any other information regarding each such person required by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the 1934 Act (or any successor provision thereto); (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an "interested person" of FVI (as defined in the 1940 Act) and, if not an "interested person," information regarding each nominee that will be sufficient for FVI to make such determination; and (ii) the written and signed consent of any person nominated to be named as a nominee and to serve as a trustee if elected. In addition, the Trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a trustee.

     Without limiting the foregoing, any shareholder who gives a Shareholder Notice of any matter proposed to be brought before a shareholder meeting (whether or not involving nominees for trustees) shall deliver, as part of such Shareholder Notice: (i) the description of and text of the proposal to be presented; (ii) a brief written statement of the reasons why such shareholder favors the proposal; (iii) such shareholder's name and address as they appear on FVI's books; (iv) any other information relating to the shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies with respect to the matter(s) proposed pursuant to Section 14 of the 1934 Act; (v) the class or series and number of all shares of FVI owned beneficially and of record by such shareholder; (vi) any material interest of such shareholder in the matter proposed (other than as a shareholder); (vii) a representation that the shareholder intends to appear in person or by proxy at the shareholder meeting to act on the matter(s) proposed; (viii) if the proposal involves nominee(s) for trustees, a description of all arrangements or understandings between the shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the shareholder; and (ix) in the case of a shareholder (a "Beneficial Owner") that holds shares entitled to vote at the meeting through a nominee or "street name" holder of record, evidence establishing such Beneficial Owner's indirect ownership of, and entitlement to vote, shares at the meeting of shareholders. Shares "beneficially owned" means all shares which such person is deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the 1934 Act.

     If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Committee is accepting recommendations, the recommendation will be forwarded to the Chairperson of the Committee and outside counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Committee is accepting recommendations at which point they may be considered for nomination.

     In recruiting new trustees, the Committee seeks to recruit and retain qualified independent trustees of high integrity, whose skills and experience will enhance the Board's ability to effectively represent the interests of FVI's shareholders and oversee the wide range of regulatory and business issues affecting FVI. A candidate for trustee must meet certain basic requirements, including relevant skills and experience, time availability and if qualifying as a non-"interested person" candidate, independence FVI, investment adviser or other service providers. The qualifications of a particular candidate, however, may vary depending on the current composition of the Board and the mix of skills and backgrounds of the incumbent trustees since the Committee seeks to establish an effective Board with an appropriate range of skills and experience, in the aggregate. In addition to relevant skills and experience, all candidates must possess high standards of personal integrity that are assessed on the basis of personal interviews, recommendations, or direct knowledge by Committee members. The review process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. Under no circumstances shall the Committee evaluate persons recommended by a shareholder of the Funds on a basis substantially different than that used for other persons recommended for the same election or appointment of trustees. The Committee reserves the right to make the final selection regarding the nomination of any trustees.

     The Valuation Committee is responsible for the oversight of valuation procedures of FVI. Messrs. Erickson, Kadlec, Keith and Nielson are current members of the Valuation Committee. The Valuation Committee for FVI met a total of four times during FVI's most recently completed fiscal year ended May 31, 2006.

     Attendance at Annual Shareholder Meetings. The policy of the Board is to have as many Trustees as possible in attendance at annual meetings of shareholders. The policy of the Nominating and Governance Committee relating to attendance by Trustees at annual meetings is contained in FVI's Nominating and Governance Committee Charter, which is posted on FVI's website at www.ftportfolios.com. All of the then-Trustees attended the previous year's annual meeting.

     Investment Adviser and Administrator. First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, serves as FVI's investment adviser.

     PFPC acts as FVI's administrator and accounting agent and is located at 4400 Computer Drive, Westborough, Massachusetts 01581. PFPC is a leading provider of full service mutual fund shareholder and record keeping services. In addition to its mutual fund transfer agent and record keeping services, PFPC provides other services through its own subsidiary business units.

     Section 30(h) and Section 16(a) Beneficial Ownership Reporting Compliance.
Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require FVI's officers and Trustees, certain persons affiliated with First Trust, and any sub-adviser and persons who beneficially own more than 10% of FVI's Shares to file reports of ownership and changes of ownership with the SEC, the American Stock Exchange and to furnish FVI with copies of all Section 16(a) forms they file. Based solely upon a review of copies of such forms received by the Funds and certain written representations, FVI believes that during the fiscal year ended May 31, 2006, all such filing requirements applicable to such persons were met.

     Shareholder Proposals. FVI's By-Laws require that in order to nominate persons to FVI's Board or to present a proposal for action by shareholders at an annual meeting of shareholders, unless any greater or lesser period is required under applicable law, a shareholder must provide advance written notice to the Secretary of FVI, which notice must be delivered to or mailed and received at FVI's principal executive offices not later than the close of business on the 45th day nor earlier than the close of business on the 60th day prior to the first anniversary date of the date of the release of the proxy statement for the preceding year's annual meeting of shareholders; provided that in the event that the date of the annual meeting to which such shareholder's notice relates is more than 30 days before or more than 30 days after such anniversary date, for notice by the shareholder to be timely it must be so delivered not later than the close of business on the later of the 45th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made by FVI. The shareholder's notice must contain detailed information as specified in FVI's By-Laws. The date of the release of this combined Prospectus/Proxy Statement is expected to be ______________, 2006.

     To be considered for presentation at the 2007 meeting, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of FVI at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, not later than _________, 200_. If Proposal 1 is approved, it is not likely that FVI will hold further shareholder meetings.

     Timely submission of a proposal does not mean that such proposal will be included in the Fund's proxy statement.

     Shareholder Communications. Shareholders of FVI who want to communicate with the Board of Trustees or any individual Trustee should write FVI to the attention of FVI Secretary, W. Scott Jardine, First Trust Portfolios L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532. The letter should indicate that you are an FVI shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee it will be sent to the chair of the Nominating and Governance Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

     Fiscal Year. The fiscal year end for FVI is May 31. The fiscal year end for FVI ETF is December 31.

     Annual Report Delivery. Annual reports will be sent to shareholders of record of FVI ETF or, if the Reorganization is not approved, FVI following the applicable Fund's next fiscal year end. The applicable Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the applicable Fund at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532 or by calling (800) 988-5891.

     Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a fund who share an address, unless such fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact FVI at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

     General. A list of shareholders entitled to be present and to vote at the Meeting will be available at the offices of FVI, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, for inspection by any shareholder during regular business hours beginning two days after the date of the Notice of Annual Meeting of Shareholders included with this Proxy Statement/Prospectus.

     Failure of a quorum to be present at the Meeting will necessitate adjournment and will subject FVI to additional expense. The chair of the meeting may call for an adjournment of the Meeting to permit further solicitation of proxies with respect to the proposals if he or she determines that adjournment and further solicitation is reasonable and in the best interests of the shareholders.


                    OTHER MATTERS TO COME BEFORE THE MEETING

     No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders properly come before the Meeting, including any question as to an adjournment of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of FVI.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


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REORGANIZATION OR HOW TO VOTE YOUR SHARES, CALL (800) 761-6707 WEEKDAYS FROM
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9:00 A.M. TO 5:00 P.M. CENTRAL TIME WITH ANY QUESTIONS REGARDING THE ELECTION OF
TRUSTEES.
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                                        -42-


                                    EXHIBIT A

                                     FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ___ day of __________, 2006, by and among First Trust Exchange-Traded Fund, a Massachusetts business trust (the "Acquiring Trust"), on behalf of its series, First Trust Value Line(R) Equity Allocation Index Fund (the "Acquiring Fund"), First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, a Massachusetts business trust (the "Acquired Fund" and, together with the Acquiring Fund, each a "Fund" and collectively the "Funds"), and, for purposes of Section 10.2 of the Agreement only, First Trust Advisors L.P. ("First Trust"), an Illinois limited partnership. The principal place of business of the Acquiring Trust, the Acquired Fund and First Trust is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532.

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of beneficial interest (par value $0.01 per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares received by the Acquired Fund pro rata to the shareholders of record of the Acquired Fund in complete liquidation, dissolution and termination of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

Article 1. Acquiring Fund Shares, the Transfer of All Acquired Fund Assets, the Assumption of All Acquired Fund Liabilities and the Liquidation, Dissolution and Termination of the Acquired Fund

     Section 1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund's assets as set forth in Section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund, either directly or through its agent, that number of Acquiring Fund Shares determined by dividing the value of the Acquired Fund's assets net of any liabilities of the Acquired Fund with respect to the common shares of the Acquired Fund, computed in the manner and as of the time and date set forth in Section 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in Section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, including without limitation the Acquired Fund's indemnification obligations to its trustees and officers. Acquiring Fund Shares shall be delivered to the Acquired Fund in "Creation Unit" aggregations only ("Creation Units"), meaning specified blocks of ____________ Acquiring Fund Shares

("Creation Unit Aggregations"). The Acquired Fund directly or through an agent will distribute the Acquiring Fund Shares received by the Acquired Fund pro rata to the Acquired Fund shareholders of record as of the Valuation Time (as defined below). All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission, transaction fee or other similar fee being imposed. Such transactions shall take place at the closing provided for in Section 3.1 (the "Closing").

     Section 1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America ("GAAP") applied consistently with those of the Acquired Fund's most recent audited statement of assets and liabilities.

     Section 1.3 The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in Section 3.1.

     Section 1.4 On or as soon as practicable prior to the Closing Date as defined in Section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     Section 1.5 Immediately after the transfer of Assets provided for in
Section 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record (the "Acquired Fund Shareholders") determined as of the Valuation Time (as defined in Section 2.1), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1.1 and will completely liquidate, dissolve and terminate. The Funds may appoint an agent to assist the Acquiring Fund and/or the Acquired Fund in the distribution of the Acquiring Fund Shares received by the Acquired Fund in Creation Unit Aggregations to the Acquired Fund Shareholders. The distribution, liquidation, dissolution and termination referenced in this Section 1.5 will be accomplished with respect to the common shares of the Acquired Fund by the transfer of the Acquiring Fund Shares received by the Acquired Fund in Creation Unit Aggregations then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Acquiring Fund Shares to be so credited to the Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund common shares owned by such shareholders as of the Valuation Time. All issued and outstanding common shares of the Acquired Fund, and certificates representing such shares, if any, will simultaneously be cancelled on the books of the Acquired Fund. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

     Section 1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

     Section 1.7 Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

     Section 1.8 All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

Article 2.    Valuation

     Section 2.1 The value of the Assets and the liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange (the "NYSE") on the business day immediately preceding the Closing Date, as defined in Section 3.1 (the "Valuation Time"), after the declaration and payment of any dividends and/or other distributions on or before that date, using the valuation procedures approved by the Board of Trustees of the Acquiring Trust and set forth in the Acquiring Fund's then-current prospectus or statement of additional information, copies of which have been or will be delivered to the Acquired Fund prior to the Closing Date.

     Section 2.2 The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Time using the valuation procedures referred to in Section 2.1. Notwithstanding anything to the contrary contained in this Agreement, in the event that, as of the Valuation Time, there are no Acquiring Fund Shares issued and outstanding, then, for purposes of this Agreement, the per share net asset value of Acquiring Fund Shares shall be equal to the net asset value of a common share of the Acquired Fund.

     Section 2.3 The number of Acquiring Fund Shares to be issued in consideration for the Assets shall be determined by dividing the value of the Assets net of liabilities with respect to common shares of the Acquired Fund, determined in accordance with Section 2.1, by the net asset value of an Acquiring Fund Share as determined in accordance with Section 2.2. Such Acquiring Fund Shares shall be issued to the Acquired Fund only in Creation Unit Aggregations of __________ Acquiring Fund Shares, or in multiples thereof.

     Section 2.4 All computations of value hereunder shall be made by or under the direction of each Fund's respective pricing agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund's Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

Article 3.    Closing and Closing Date

     Section 3.1 The Closing of the transactions contemplated by this Agreement shall be ____________, 2006, or such later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 8:00 a.m., Central time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

     Section 3.2 The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

     Section 3.3 The Acquired Fund shall cause PFPC Trust Company ("PFPC Trust Co."), custodian for the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to The Bank of New York ("BONY"), custodian for the Acquiring Fund, at or prior to the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     Section 3.4 PFPC Inc. (or its designee) ("PFPC Inc."), as transfer agent for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Acquired Fund common shares owned by each such Acquired Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement. The cash to be transferred by the Acquiring Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     Section 3.5 In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the shares of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     Section 3.6 The liabilities of the Acquired Fund to be assumed by the Acquiring Fund shall include all of the Acquired Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement, including without limitation the Acquired Fund's indemnification obligations to its trustees and officers.

Article 4.    Representations and Warranties

     Section 4.1 The Acquired Fund represents and warrants to the Acquiring Trust, on behalf of the Acquiring Fund, as follows:

                  (a) The Acquired Fund is a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Acquired Fund's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

                  (b) The Acquired Fund is registered with the Commission as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

                  (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, the American Stock Exchange ("AMEX") and such as may be required by state securities laws;

                  (d) The Acquired Fund is not, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result (i) in violation of Massachusetts law or of the Acquired Fund's Declaration of Trust or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or
(iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

                  (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

                  (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the year ended May 31, 2006, have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on the Statement of Assets and Liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

                  (g) Since May 31, 2006, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection
(g), a decline in net asset value per common share of the Acquired Fund due to declines in the market values of securities in the Acquired Fund's portfolio or the discharge of Acquired Fund liabilities shall not constitute a material adverse change;

                  (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

                  (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

                  (j) All issued and outstanding common shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter's rights and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of PFPC Inc., as provided in Section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund common shares, nor is there outstanding any security convertible into any of the Acquired Fund common shares;

                  (k) At the Closing Date, the Acquired Fund will have good and valid title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to Section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and valid title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

                  (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Fund (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                  (m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including NASD, Inc. (the "NASD")), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

                  (n) During the offering of the Acquired Fund's common shares, the prospectus and statement of additional information of the Acquired Fund conformed in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

                  (o) The Registration Statement referred to in Section 5.7, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this Section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Trust on behalf of the Acquiring Fund for use therein.

Article 4.2 The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

                  (a) The Acquiring Trust is a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Acquiring Trust's Declaration Trust to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Acquiring Trust's Declaration of Trust. The Acquiring Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

                  (b) The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect, the Acquiring Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder, and the Acquiring Trust (solely with respect to the Acquiring Fund) and the Acquiring Fund will at the Closing Date be in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

                  (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the AMEX and such as may be required by state securities laws;

                  (d) The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust's Declaration of Trust or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, exemptive order, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

                  (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

                  (f) Since ____________, 2006, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection
(f), a decline in net asset value per share of the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

                  (g) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

                  (h) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

                  (i) All issued and outstanding shares of the Acquiring Fund
(i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter's rights. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares;

                  (j) The Acquiring Fund Shares to be issued and delivered to the account of the Acquired Fund on the books of the Acquiring Fund, for the accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing

Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable;

                  (k) At the Closing Date, the Acquiring Fund will have good and valid title to the Acquiring Fund's assets, free of any liens or other encumbrances;

                  (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                  (m) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

                  (n) At the Closing Date, the current prospectus and statement of additional information of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

                  (o) The Registration Statement referred to in Section 5.7, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this Section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

                  (p) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

Article 5.    Covenants of the Acquiring Fund and the Acquired Fund

     Section 5.1 The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds' normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that, at Closing, when the Assets are transferred to the Acquiring Fund and added to the Acquiring Fund's portfolio, the resulting portfolio will meet the Acquiring Fund's investment objective, policies and restrictions, as set forth in the Acquiring Fund's prospectus, a copy of which has been or will be, at or prior to the Closing Date, delivered to the Acquired Fund.

     Section 5.2 Upon reasonable notice, the Acquiring Trust's officers and agents shall have reasonable access to the Acquired Fund's books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

     Section 5.3 The Acquired Fund covenants to call a meeting of the Acquired Fund shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein.

     Section 5.4 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     Section 5.5 The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund common shares.

     Section 5.6 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

     Section 5.7 Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act a registration statement on Form N-14 (the "Registration Statement") in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Trust will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a proxy statement which will be part of a prospectus of the Acquiring Fund, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

     Section 5.8 The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

     Section 5.9 The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

     Section 5.10 The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

     Section 5.11 As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

     Section 5.12 The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     Section 5.13 The intention of the parties is that the transaction will qualify as a Reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Trust, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a Reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Trust, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Chapman and Cutler LLP to render the tax opinion contemplated herein in Section 8.5.

     Section 5.14 At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

Article 6.    Conditions Precedent to Obligations of the Acquired Fund

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     Section 6.1 All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

     Section 6.2 The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Acquiring Trust's President or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

     Section 6.3 The Acquired Fund shall have received on the Closing Date opinions of Chapman and Cutler LLP and Bingham McCutchen LLP, as applicable, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

        (a) the Acquiring Trust has been formed and is legally existing as a Massachusetts business trust;

        (b) the Acquiring Trust has the power as a business trust to carry on its business as presently conducted in accordance with the description thereof in the Registration Statement referred to in Section 5.7;

        (c) the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles;

        (d) the execution and delivery of the Agreement did not, and the issuance and delivery to the Acquired Fund of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust's Declaration of Trust or By-Laws; and

        (e) to the knowledge of such counsel, and without any independent investigation, (i) the Acquiring Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) the Acquiring Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of the Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

     The delivery of such opinion is conditioned upon receipt by either Chapman and Cutler LLP or Bingham McCutchen LLP, as the case may be, of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Fund.

     Section 6.4 The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

     Section 6.5 The Acquiring Trust, on behalf of the Acquiring Fund, shall have entered into an investment management agreement calling for an annual fee of 0.50% of average daily net assets, and entered into an expense cap agreement with First Trust limiting the annual expenses of the Acquiring Fund to 0.70% for a two-year period commencing upon the Closing Date in a form reasonably satisfactory to the Acquired Fund.

Article 7.    Conditions Precedent to Obligations of the Acquiring Fund

     The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

     Section 7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

     Section 7.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund.

     Section 7.3 The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Fund's President or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the Acquiring Fund, and dated as of the Closing

Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

     Section 7.4 The Acquiring Fund shall have received on the Closing Date opinions of Chapman and Cutler LLP and Bingham McCutchen LLP, as applicable, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

               (a) the Acquired Fund has been formed and is legally existing as a Massachusetts business trust;

               (b) the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Fund's registration statement under the 1940 Act;

               (c) the Agreement has been duly authorized, executed and delivered by the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles;

               (d) the execution and delivery of the Agreement did not, and the transfer of the Assets to the Acquiring Fund in exchange for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Fund's Declaration of Trust or By-Laws; and

               (e) to the knowledge of such counsel, and without any independent investigation, (i) the Acquired Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Fund, (ii) the Acquired Fund is registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund, under the federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

     The delivery of such opinion is conditioned upon receipt by either Chapman and Cutler LLP or Bingham McCutchen LLP, as the case may be, of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Fund.

     Section 7.5 The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

Article 8. Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

     If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     Section 8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding common shares of the Acquired Fund in accordance with the provisions of the Acquired Fund's Declaration of Trust and By-Laws, applicable Massachusetts law, the rules of the AMEX and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section 8.1.

     Section 8.2 On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     Section 8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities and the AMEX deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

     Section 8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     Section 8.5 The parties shall have received an opinion of Chapman and Cutler LLP addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by Acquiring Fund of all of the assets of Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund, followed by the distribution by Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of Acquired Fund, all pursuant to the Agreement, constitutes a Reorganization within the meaning of Section 368(a) of the Code, and Acquiring Fund and Acquired Fund will each be a "party to a Reorganization" within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, Acquired Fund will not recognize gain or loss upon the transfer of its assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund liabilities by Acquiring Fund, and Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of Acquired Fund; (iii) under Section 354 of the Code, shareholders of Acquired Fund will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Acquired Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of Acquired Fund will be the same as the aggregate basis of Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder will include the holding period of Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the Reorganization as a capital asset; (vi) under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon the receipt of assets of Acquired Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the assets of Acquired Fund transferred to Acquiring Fund in the Reorganization will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of Acquired Fund immediately prior to the transfer;
(viii) under Section 1223(2) of the Code, the holding periods of the assets of Acquired Fund transferred to Acquiring Fund in the Reorganization in the hands of Acquiring Fund will include the periods during which such assets were held by Acquired Fund; and (ix) Acquiring Fund will succeed to and take into account the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder. The delivery of such opinion is conditioned upon receipt by Chapman and Cutler LLP of representations it shall request of each of the Acquiring Trust and Acquired Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this Section 8.5.

     Section 8.6 The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to Section 1.4).

Article 9.    Indemnification

     Section 9.1 The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

     Section 9.2 The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Trust's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring

Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

Article 10.  Fees and Expenses

     Section 10.1 Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Fund represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

     Section 10.2 First Trust will bear the normal expenses associated with the Reorganization. The Acquired Fund will bear any transaction costs payable by the Acquired Fund in connection with sales of certain of its assets, if any, as designated by the Acquiring Fund, in anticipation of the Reorganization, and any extraordinary expenses associated with the Reorganization.

Article 11.  Entire Agreement

     The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

Article 12.  Termination

     This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before January 31, 2007, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except under Section 10.2 and except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

Article 13.  Amendments

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to Section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

Article 14.  Notices

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund and the Acquiring Fund, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, Attn: W. Scott Jardine, with a copy to Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, Attn: Eric F. Fess, or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

Article 15.  Headings; Counterparts; Assignment; Limitation of Liability

     Section 15.1 The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     Section 15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     Section 15.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     Section 15.4 Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to the Acquiring Fund shall constitute the obligations, agreements, representations and warranties of the Acquiring Fund only (the "Obligated Fund"), and in no event shall any other series of the Acquiring Trust or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein. All parties hereto are expressly put on notice of each of the Acquired Fund and the Acquiring Trust's Declaration of Trust and all amendments thereto, a copy of each of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitations of shareholder and trustee liability contained therein. This Agreement is executed on behalf of each of the Acquired Fund and the Acquiring Trust, on behalf of the Acquiring Fund, by each of the Acquired Fund's and Acquiring Trust's officers as officers and not individually and the obligations imposed upon each of the Acquired Fund and the Acquiring Trust by this Agreement are not binding upon any of the Acquired Fund or the Acquiring Trust's Trustees, officers or shareholders individually but are binding only upon the assets and property of the respective Funds, and persons dealing with the Funds must look solely to the assets of the respective Funds and those assets belonging to the subject Fund, for the enforcement of any claims.

     Section 15.5 This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first referenced above by an authorized officer and attested by its Secretary or Assistant Secretary.

Attest:                               FIRST TRUST EXCHANGE-TRADED FUND,
                                      on behalf of FIRST TRUST VALUE LINE(R)
                                      EQUITY ALLOCATION INDEX FUND

---------------------------------     ------------------------------------------
Secretary                             By:
                                      Its:

Attest:                               FIRST TRUST/VALUE LINE(R) & IBBOTSON
                                      EQUITY ALLOCATION FUND

---------------------------------     ------------------------------------------
Secretary                             By:
                                      Its:

Attest:                               FIRST TRUST ADVISORS L.P.
                                      (for purposes of Section 10.2 only)

-----------------------------------   ------------------------------------------
Secretary                             By:
                                      Its:

                                      A-21


                                    EXHIBIT B


                        FURTHER DISCLOSURE REGARDING FVI

     Per Share Price Data. For FVI, the following table sets forth, on a quarterly basis, the high and low net asset values of the shares, the high and low sales prices of the shares, and the high and low discount/premium to net asset value for the periods indicated.


                                                                                                        Premium
                                                                                                        (Discount) as % of
                                                    Market Price              Net Asset Value           Net Asset Value
                                                    ----------------          -----------------         ------------------
Period (Calendar Year)                              High         Low          High         Low          High         Low
2006
        First Quarter                               21.65        20.15        24.40        22.76        (8.50%)      (12.47%)
        Second Quarter                              22.84        18.70        25.76        20.60        (6.81%)      (12.88%)
        Third Quarter (through July 24, 2006)       20.32        19.18        22.68        21.00        (7.88%)      (10.73%)
2005
        First Quarter                               21.45        18.97        24.50        21.66        (10.37%)     (14.76%)
        Second Quarter                              20.54        19.40        23.92        22.45        (12.77%)     (15.25%)
        Third Quarter                               22.57        20.04        25.83        23.51        (12.16%)     (15.60%)
        Fourth Quarter                              23.43        19.95        26.21        22.24        (9.31%)      (14.81%)
2004
        Fund Inception (April 27, 2004)
        Second Quarter                              20.15        16.80        20.04        18.24        9.65%        (15.52%)
        Third Quarter                               17.69        16.14        20.39        18.63        (10.10%)     (14.92%)
        Fourth Quarter                              19.99        17.38        22.66        19.86        (10.96%      (14.62%)

     FVI's common shares have historically traded at an amount less than their net asset value.

     As of ___________ ____, 2006, FVI's net asset value was $______ per share, and the closing price of its shares on the AMEX was $_______ per share (reflecting a _____% discount). Recently FVI's market discount has narrowed. Management believes that this is attributable to market activity following the announcement of the proposed Reorganization. Should the Reorganization not occur, the discount at which FVI's shares have tended to trade is likely to return to more typical levels. The discount level of FVI shares at the time of the Reorganization cannot be predicted.

                                    EXHIBIT C


                             AUDIT COMMITTEE CHARTER

I. PURPOSE.

     The Audit Committee (the "Committee") is appointed by the Boards of Trustees (the "Boards") of investment companies (the "Funds") advised by First Trust Advisors L.P. ("Fund Management") for the following purposes:

                A. to oversee the accounting and financial reporting processes of the Acquired Fund and its internal controls and, as the Audit Committee deems appropriate, to inquire into the internal controls of certain third-party service providers;

                B. to oversee the quality and integrity of the Acquired Fund's financial statements and the independent audit thereof;

                C. to oversee, or, as appropriate, assist Board oversight of, the Acquired Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal controls and independent audits; and

                D. to approve, prior to the appointment, the engagement of the Acquired Fund's independent auditor and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent auditor.

II. COMMITTEE ORGANIZATION AND COMPOSITION.

          A. Size and Membership Requirements.

          1. The Committee shall be composed of at least three members, all of whom shall be trustees of the Funds. Each member of the Committee, and a Committee chairperson, shall be appointed by the Board on the recommendation of the Nominating and Governance Committee.

          2. Each member of the Committee shall be independent of the Fund and must be free of any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment as a Committee member. With respect to the Funds which are closed-end funds, each member must meet the independence and experience requirements of the New York Stock Exchange or the American Stock Exchange (as applicable), and Section 10A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 10A-3 thereunder, and other applicable rules and regulations of the Securities and Exchange Commission ("SEC"). Included in the foregoing is the requirement that no member of the Committee be an "interested person" of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), nor shall any Committee member accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Funds (except in the capacity as a Board or committee member).

        3. At least one member of the Committee shall have been determined by the Board, exercising its business judgment, to qualify as an "audit committee financial expert" as defined by the SEC.

        4. With respect to Funds that are closed-end funds whose shares are listed on the New York Stock Exchange, each member of the Committee shall have been determined by the Board, exercising its business judgment, to be "financially literate" as required by the New York Stock Exchange. In addition, at least one member of the Committee shall have been determined by the Board, exercising its business judgment, to have "accounting or financial management expertise," as required by the New York Stock Exchange. Such member may be, but need not be, the same person as the Funds' "audit committee financial expert." With respect to Funds that are closed-end funds whose shares are listed on the American Stock Exchange, each member of the Committee shall be able to read and understand fundamental financial statements, including a Fund's balance sheet, income statement and cash flow statement. In addition, at least one member of the Committee shall have been determined by the Board, exercising its business judgment, to be "financially sophisticated," as required by the American Stock Exchange. A member whom the Board determines to be the Fund's "audit committee financial expert" shall be presumed to qualify as financially sophisticated.

          5. With respect to Funds that are closed-end funds, Committee members shall not serve simultaneously on the audit committee of more than two other public companies, in addition to their service on the Committee.

          B. Frequency of Meetings.

     The Committee will ordinarily meet once for every regular meeting of the Board. The Committee may meet more or less frequently as appropriate, but no less than twice per year.

        C. Term of Office.

     Committee members shall serve until they resign or are removed or replaced by the Board.

III. RESPONSIBILITIES.

          A. With respect to Independent Auditors:

          1. The Committee shall be responsible for the appointment or replacement (subject, if applicable, to Board and/or shareholder ratification), compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds ("External Auditors"). The External Auditors shall report directly to the Committee.

          2. The Committee shall meet with the External Auditors and Fund Management to review the scope, fees, audit plans and staffing of the proposed audits for each fiscal year. At the conclusion of the audit, the Committee shall review such audit results, including the External Auditors' evaluation of the Fund's financial and internal controls, any comments or recommendations of the External Auditors, any audit problems or difficulties and Fund Management's response, including any restrictions on the scope of the External Auditors' activities or on access to requested information, any significant disagreements with Fund Management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm's national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the External Auditors.

          3. The Committee shall meet with the External Auditors in the absence of Fund Management, as necessary.

          4. The Committee shall pre-approve all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Fund by its External Auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee, and shall report any such pre-approval to the full Committee.

          5. The Committee shall pre-approve the External Auditors' engagements for non-audit services to Fund Management and any entity controlling, controlled by or under common control with Fund Management that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee, and shall report any such pre-approval to the full Committee.

          6. If the External Auditors have provided non-audit services to Fund Management and any entity controlling, controlled by or under common control with Fund Management that provides ongoing services to the Fund that were not pre-approved pursuant to the de minimis exception, the Committee shall consider whether the provision of such non-audit services is compatible with the External Auditors' independence.

          7. The Committee shall obtain and review a report from the External Auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Fund consistent with Independence Standards Board Standard No. 1 as may be amended, restated, modified or replaced) regarding (a) the External Auditors' internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by an inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm;
(c) any steps taken to deal with any such issues; and (d) the External Auditors' independence, including all relationships between the External Auditors and the Fund and its affiliates; and evaluating the qualifications, performance and independence of the External Auditors, including their membership in the SEC practice section of the AICPA and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of management and discussing such reports with the External Auditors. The Committee shall present its conclusions with respect to the External Auditors to the Board.

          8. The Committee shall review reports and other information provided to it by the External Auditors regarding any illegal acts that the External Auditors should discover (whether or not perceived to have a material effect on the Fund's financial statements), in accordance with and as required by Section 10A(b) of the Exchange Act.

          9. The Committee shall ensure the rotation of the lead (or concurring) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further consider the rotation of the independent auditor firm itself.

         10. The Committee shall establish and recommend to the Board for ratification a policy of the Funds with respect to the hiring of employees or former employees of the External Auditors who participated in the audits of the Funds' financial statements.

         11. The Committee shall take (and, where appropriate, recommend that the Board take) appropriate action to oversee the independence of the External Auditors.

         12. The Committee shall report regularly to the Board on the results of the activities of the Committee, including any issues that arise with respect to the quality or integrity of the Funds' financial statements, the Funds' compliance with legal or regulatory requirements, the performance and independence of the Funds' External Auditors, or the performance of the internal audit function, if any.

          B. With respect to Fund Financial Statements:

          1. The Committee shall meet to review and discuss with Fund Management and the External Auditors the annual audited financial statements of the Funds, major issues regarding accounting and auditing principles and practices, and the Funds' disclosures under "Management's Discussion and Analysis," and shall meet to review and discuss with Fund Management the semi-annual financial statements of the Funds and the Funds' disclosures under "Management's Discussion and Analysis."

          2. The Committee shall review and discuss reports, both written and oral, from the External Auditors or Fund Management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles ("GAAP") for policies and practices that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the External Auditors; (c) other material written communications between the External Auditors and management, such as any management letter or schedule of unadjusted differences; and (d) all non-audit services provided to any entity in the investment company complex (as defined in Rule 2-01 of Regulation S-X) that were not pre-approved by the Committee.

          3. The Committee shall review disclosures made to the Committee by the Funds' principal executive officer and principal financial officer during their certification process for the Funds' periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds' internal controls.

          4. The Committee shall discuss with the External Auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 90, Audit Committee Communications (which amended SAS No. 61, Communication with Audit Committees), that arise during the External Auditors' review of the Funds' financial statements.

          5. The Committee shall review and discuss with management and the External Auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds' financial statements, including any significant changes in the Funds' selection or application of accounting principles and any major issues as to the adequacy of the Funds' internal controls and any special audit steps adopted in light of material control deficiencies, and (b) analyses prepared by Fund Management or the External Auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

          6. The Committee shall review and discuss with management and the External Auditors the effect of regulatory and accounting initiatives on the Funds' financial statements.

          7. The Committee shall discuss with Fund Management the Funds' press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Committee shall be authorized to have these discussions with Fund Management on behalf of the Committee, and shall report to the Committee regarding any such discussions.

          8. The Committee shall discuss with Fund Management the Funds' major financial risk exposures and the steps Fund Management has taken to monitor and control these exposures, including the Funds' risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Committee may, as applicable, review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

          C. With respect to serving as a Qualified Legal Compliance Committee:

          1. The Committee shall serve as the Funds' "qualified legal compliance committee" ("QLCC") within the meaning of the rules of the SEC and, in that regard, the following shall apply.

               (i) The Committee shall receive and retain, in confidence, reports of evidence of (a) a material violation of any federal or state securities laws, (b) a material breach of a fiduciary duty arising under any federal or state laws or (c) a similar material violation of any federal or state law by a Fund or any of its officers, trustees, employees or agents (a "Report of Material Violation"). Reports of Material Violation may be addressed to the Funds, attention W. Scott Jardine, at the address of the principal offices of the Funds, which currently is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, who shall forward the Report of Material Violation to the Committee.

              (ii) Upon receipt of a Report of Material Violation, the Committee shall (a) inform the Fund's chief legal officer and chief executive officer (or the equivalents thereof) of the report (unless the Committee determines it would be futile to do so), and (b) determine whether an investigation is necessary.

             (iii) After considering the Report of a Material Violation, the Committee shall do the following if it deems an investigation necessary:

                   o   Notify the full Board;

                   o Initiate an investigation, which may be conducted either by the chief legal officer (or the equivalent thereof) of the Fund or by outside attorneys; and

                   o Retain such additional expert personnel as the Committee deems necessary.

              (iv) At the conclusion of any such investigation, the Committee shall:

                   o Recommend, by majority vote, that the Fund implement an appropriate response to evidence of a material violation; and

                   o Inform the chief legal officer and the chief executive officer (or the equivalents thereof) and the Board of the results of any such investigation and the appropriate remedial measures to be adopted.

          2. The Committee shall take all other action that it deems appropriate in the event that the Fund fails in any material respect to implement an appropriate response that the Committee, as the QLCC, has recommended the Fund take.

          D. Other Responsibilities:

          1. The Committee shall receive, retain and handle complaints received by the Funds regarding accounting, internal accounting controls, or auditing matters from any person, whether or not an employee of the Funds or Fund Management, and shall receive submissions of concerns regarding questionable accounting or auditing matters by employees of the Funds and Fund Management, administrator, principal underwriter, or any other provider of accounting-related services for the Funds. All such complaints and concerns shall be handled in accordance with the Committee's procedures for operating as a QLCC, outlined in III.C. above.

          2. The Committee shall review, with Fund counsel and independent legal counsel, any legal matters that could have significant impact on the Fund's financial statements or compliance policies and the findings of any examination by a regulatory agency as they relate to financial statement matters.

          3. The Committee shall review and reassess the adequacy of this charter on an annual basis, if necessary, and provide a recommendation to the Board for approval of any proposed changes deemed necessary or advisable by the Committee.

          4. The Committee shall evaluate on an annual basis the performance of the Committee.

          5. The Committee shall review with the External Auditors and with Fund Management the adequacy and effectiveness of the Funds' internal accounting and financial controls.

          6. The Committee shall discuss with Fund Management and the External Auditors any correspondence with regulators or governmental agencies that raise material issues regarding the Funds' financial statements or accounting policies.

          7. The Committee shall obtain any reports from Fund Management with respect to the Funds' policies and procedures regarding compliance with applicable laws and regulations. The Committee shall perform other special reviews, investigations or oversight functions as requested by the Board and shall receive and review periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

          8. The Committee shall prepare any report of the Committee required to be included in a proxy statement for a Fund.

          9. The Committee may request any officer or employee of a Fund or Fund Management, independent legal counsel, Fund counsel and the External Auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

         10. The Committee shall maintain minutes of its meetings.

         11. The Committee shall perform such other functions and have such powers as may be necessary or appropriate in the efficient and lawful discharge of its responsibilities.

IV        AUTHORITY TO ENGAGE ADVISERS.

     The Committee may engage independent counsel and other advisers, as it determines necessary to carry out its duties. The Funds' External Auditors shall have unrestricted accessibility at any time to Committee members.

 V        FUNDING PROVISIONS.

          A. The Committee shall determine the:

          1. Compensation to any independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund; and

          2. Compensation to any advisers employed by the Committee.

          B. The expenses enumerated in this Article V and all necessary and appropriate administrative expenses of the Committee shall be paid by the applicable Fund or Fund Management.

VI        MANAGEMENT AND EXTERNAL AUDITORS' RESPONSIBILITIES.

          A. Fund Management has the primary responsibility for establishing and maintaining systems for accounting, reporting, disclosure and internal controls. The External Auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. All External Auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Committee. The External Auditors' ultimate accountability is to the Board and the Committee, as representatives of shareholders.

          B. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Funds' financial statements are complete and accurate and are in accordance with GAAP, nor is it the duty of the Committee to assure compliance with laws and regulations and/or the Funds' Code of Ethics.

          C. In discharging its responsibilities, the Committee and its members are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of a Fund; (2) legal counsel, public accountants, or other persons as to matters the Committee member reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the Committee member is not a member.

Amended:  June 13, 2005

                                   APPENDIX I
                       CURRENT FUND PROSPECTUS FOR FVI ETF


[TO COME]

                                Preliminary Statement of Additional Information
                                                           Dated August 9, 2006
                                                          Subject to Completion




                            FIRST TRUST VALUE LINE(R)
                          EQUITY ALLOCATION INDEX FUND,
                                   A SERIES OF
                        FIRST TRUST EXCHANGE-TRADED FUND
                        1001 WARRENVILLE ROAD, SUITE 300
                              LISLE, ILLINOIS 60532
                            TELEPHONE: (630) 241-4141


                       STATEMENT OF ADDITIONAL INFORMATION

Annual Meeting of First Trust/Value Line(R) & Ibbotson Equity Allocation FunD

FUND

     This Statement of Additional Information is not a prospectus but should be read in conjunction with the Prospectus/Proxy Statement dated ___________ of First Trust Value Line(R) Equity Allocation Index Fund (the "Fund") for use in connection with the Annual Meeting of Shareholders (the "Annual Meeting") of First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, to be held on November 14, 2006. At the Annual Meeting, shareholders of First Trust/Value Line(R) & Ibbotson Equity Allocation Fund will be asked to elect trustees and approve the reorganization of First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, a closed-end fund, with and into the Fund, a series of First Trust Exchange-Traded Fund (the "Reorganization") as described in the Prospectus/Proxy Statement. Copies of the Prospectus/Proxy Statement may be obtained at no charge by writing the Fund at the address shown above or by calling 1-800-988-5891.

     Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

     A Statement of Additional Information for the Fund dated _________, 2006 has been filed with the Securities and Exchange Commission and is attached hereto as Appendix I which is incorporated herein by this reference. Financial statements of First Trust/Value Line(R) & Ibbotson Equity Allocation Fund for its most recent fiscal year are attached hereto as Appendix II and are incorporated herein by this reference.

     The date of this Statement of Additional Information is____________, 2006.

The Information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

                                TABLE OF CONTENTS



FUND HISTORY..................................................................4
DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS.........................4
MANAGEMENT OF THE FUND........................................................4
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................4
INVESTMENT ADVISORY AND OTHER SERVICES........................................4
PORTFOLIO MANAGERS............................................................5
BROKERAGE ALLOCATION AND OTHER PRACTICES......................................5
CAPITAL STOCK AND OTHER SECURITIES............................................5
PURCHASE, REDEMPTION AND PRICING OF SHARES....................................5
TAXATION OF THE FUND..........................................................5
UNDERWRITERS..................................................................5
FINANCIAL STATEMENTS..........................................................5



  APPENDIX I   --  First Trust Value Line(R) Equity Allocation Index Fund
                   Statement of Additional Information dated ___________, 2006.

  APPENDIX II  --  First Trust/Value Line(R) & Ibbotson Equity Allocation Fund
                   Financial Statements dated May 31, 2006.

FUND HISTORY

     This Statement of Additional Information relates to First Trust Value Line(R) Equity Allocation Index Fund, a series of First Trust Exchange-Traded Fund. The Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). For further information concerning the Fund in general see the headings "General Description of the Trust and the Fund" in the Statement of Additional Information attached hereto as Appendix I.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

     For a discussion of the Fund's investment objectives and techniques and related investment policies, see heading "Investment Objectives and Policies" in the Fund's Statement of Additional Information attached hereto as Appendix I. For a discussion of the fundamental and nonfundamental investment policies of the Fund adopted by the Fund's Board of Trustees, see heading "Investment Objectives and Policies" in the Fund's Statement of Additional Information attached hereto as Appendix I.

MANAGEMENT OF THE FUND

     For a disclosure of the names and a brief occupational biography of each of the Fund's trustees and officers, identifying those who are interested persons of the Fund, see heading "Fund Management" in the Fund's Statement of Additional Information attached hereto as Appendix I.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     For a discussion of the persons who control the Fund, persons who own beneficially 5% or more of the Fund's outstanding equity securities and percentage of the Fund's equity securities owned by all officers, directors, and members of any advisory board of the Fund as a group, see heading "Control Persons and Principal Holders of Securities" in the Fund's Statement of Additional Information attached hereto as Appendix I.

INVESTMENT ADVISORY AND OTHER SERVICES

     For a discussion of the Fund's advisory and management-related services agreements and plans of distribution, see headings "Fund Management" and "Custodian, Transfer Agent and Fund Accounting Agent; Distribution and Index Provider," in the Fund's Statement of Additional Information attached hereto as Appendix I.

PORTFOLIO MANAGERS

     For a discussion of Portfolio Managers' management activities, compensation and ownership of securities in the Fund, see heading "Fund Management" in the Fund's Statement of Additional Information attached hereto as Appendix I.

BROKERAGE ALLOCATION AND OTHER PRACTICES

     For a discussion of the Fund's brokerage policy, see heading "Creation and Redemption of Creation Unit Aggregations" in the Fund's Statement of Additional Information attached hereto as Appendix I.

CAPITAL STOCK AND OTHER SECURITIES

     For a discussion of the Fund's authorized securities and the characteristics of the Fund's shares of beneficial interest, see headings "General Description of the Trust and the Fund" and "Additional Information" in the Fund's Statement of Additional Information attached hereto as Appendix I.

PURCHASE, REDEMPTION AND PRICING OF SHARES

     For a description of the purchase and redemption procedures for the Fund's shares and a discussion of the Fund's valuation and pricing procedures, see headings "Creation and Redemption of Creation Unit Aggregations" and "Net Asset Value" in the Fund's Statement of Additional Information attached hereto as Appendix I.

TAXATION OF THE FUND

     For a discussion of any tax information relating to ownership of the Fund's shares, see heading "Federal Tax Matters" in the Fund's Statement of Additional Information attached hereto as Appendix I.

UNDERWRITERS

     For a discussion of the Fund's underwriters, see heading "Custodian, Transfer Agent and Fund Accounting Agent; Distribution and Index Provider" in the Fund's Statement of Additional Information attached hereto as Appendix I.

FINANCIAL STATEMENTS

     Financial information is not presented for the Fund, as the Fund currently has no material assets and will not commence a public offering of its shares until the Reorganization has been consummated. Audited financial statements for First Trust/Value Line(R) & Ibbotson Equity Allocation Fund for its most recent fiscal year, and the report thereon by Deloitte and Touche LLP, independent auditors, are attached hereto as Appendix II and are incorporated by reference herein. Pro forma financial statements are not presented as First Trust/Value Line(R) & Ibbotson Equity Allocation Fund is being reorganized with and into the newly created Fund which does not have material assets or liabilities.

    APPENDIX I -- First Trust Value Line(R) Equity Allocation Index Fund Statement of Additional Information dated ___________, 2006.

     [TO COME]

    APPENDIX II -- First Trust/Value Line(R) & Ibbotson Equity Allocation Fund Financial Statements dated as included in the Fund's Annual Report dated _________. Only the financial statements included therein shall be incorporated by reference.

     [TO COME]

     PART C:  OTHER INFORMATION

Item 15:  Indemnification

     Section 5.3 of the Registrant's Declaration of Trust provides as follows:

               (a) Subject to the exceptions and limitations contained in paragraph (b) below:

                    (i) every person who is or has been a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust against all liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which that individual becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by that individual in the settlement thereof;

                    (ii) the words "claim," "action," "suit" or "proceeding"
                  shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement or compromise, fines, penalties and other liabilities.

               (b) No indemnification shall be provided hereunder to a Covered
Person:

                    (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual's office;

                    (ii) with respect to any matter as to which the Covered
                  Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that that individual's action was in the best interest of the Trust; or

                    (iii) in the event of a settlement involving a payment by a
                  Trustee or officer or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) above resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual's office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that that individual did not engage in such conduct:

                                     (A) by vote of a majority of the
                           Disinterested Trustees (as defined below) acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

                                     (B) by written opinion of (i) the
                           then-current legal counsel to the Trustees who are not Interested Persons of the Trust or (ii) other legal counsel chosen by a majority of the Disinterested Trustees (or if there are no Disinterested Trustees with respect to the matter in question, by a majority of the Trustees who are not Interested Persons of the Trust) and determined by them in their reasonable judgment to be independent.

               (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such person. Nothing contained herein shall limit the Trust from entering into other insurance arrangements or affect any rights to indemnification to which Trust personnel, including Covered Persons, may be entitled by contract or otherwise under law.

               (d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the Covered Person to repay such amount if it is ultimately determined that the Covered Person is not entitled to indemnification under this Section 5.3, provided that either:

                    (i) such undertaking is secured by a surety bond or some
                  other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

                    (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or legal counsel meeting the requirement in Section 5.3(b)(iii)(B) above in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

                  As used in this Section 5.3, a "Disinterested Trustee" is one
                  (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

               (e) With respect to any such determination or opinion referred to in clause (b)(iii) above or clause (d)(ii) above, a rebuttable presumption shall be afforded that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office in accordance with pronouncements of the Commission.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 16:  Exhibits

     The following exhibits are filed herewith as part of this Registration Statement or incorporated herein by reference.

        (1) Declaration of Trust of Registrant. (1)

        (2) By-Laws of the Registrant. (2)

        (3) Not applicable.

        (4) Agreement and Plan of Reorganization (included in the Prospectus/ Proxy Statement as Exhibit A thereto). (5)

        (5) (i) Establishment and Designation of Series dated June 10, 2005.(1)

       (ii) Amended and Restated Establishment and Designation of Series dated July 26, 2006. (6)

        (6) (i) Investment Management Agreement dated September 24, 2005, as amended. (3)

       (ii) Excess Expense Agreement, as amended. (3)

      (iii) Amendment to Schedule A of the Investment Management Agreement. (6)

       (iv) Amendment to Appendix I of the Excess Expense Agreement. (6)

       (7) (i) Distribution Agreement dated September 24, 2005, as amended.(3)

      (ii) Amendment to Exhibit A of the Distribution Agreement. (6)

       (8)    Not Applicable.

       (9) (i) Custody Agreement between the Registrant and The Bank of New York. (2)

       (ii) Amendment to Schedule II of the Custody Agreement. (6)

       (10) (i) 12b-1 Service Plan. (2)

       (ii) Amendment to Exhibit A of the 12b-1 Service Plan. (6)

       (11) (i) Opinion and Consent of Chapman and Cutler LLP dated _______.(6)

       (ii) Opinion and Consent of Bingham McCutchen LLP dated _______. (6)

       (12) Opinion and Consent of Chapman and Cutler LLP dated _______.  (6)

       (13) Not applicable.

       (14) Consent of Independent Registered Public Accounting Firm. (6)

       (16) Power of attorney pursuant to which the name of any person has been signed to the registration statement. (4)

       (17) Form of proxy. (5)
------------------

(1) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on June 13, 2005.

(2) Incorporated by reference to the Registrant's Registration Statement on Form N -1A (File No. 333-125751) filed on September 26, 2005.

(3) Incorporated by reference to the Registrant's Registration Statement on Form N -1A (File No. 333-125751) filed on March 15, 2006.

(4) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on August 4, 2006.

(5)    Filed herewith.

(6)    To be filed by amendment.

Item 17:  Undertakings

               (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.15c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

               (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Lisle, and State of Illinois, on the 9th day of August, 2006.

                                   FIRST TRUST EXCHANGE-TRADED FUND


                                   By:         /s/ James A. Bowen
                                      --------------------------------------
                                             James A. Bowen, President

     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE                                                                               DATE
                                                                                        August 9, 2006
/s/ Mark R. Bradley                        Treasurer, Controller and Chief
----------------------------------------   Financial and Accounting Officer
    Mark R. Bradley

                                                                                        August 9, 2006
/s/ James A. Bowen                         President, Chief Executive Officer,
----------------------------------------   Chairman and Trustee
    James A. Bowen
                                                          )
                                                          )
*/s/ Richard E. Erickson                                  )
----------------------------------------   Trustee        )
    Richard E. Erickson                                   )
                                                          )
                                                          )
*/s/ Thomas R. Kadlec                                     )
----------------------------------------    Trustee       )
    Thomas R. Kadlec                                      )
                                                          )
*/s/ Robert Keith                                         )                    BY:  /s/ James A. Bowen
----------------------------------------    Trustee       )                    -------------------------
    Robert Keith                                          )
                                                          )                        James A. Bowen
                                                          )                        Attorney-In-Fact
*/s/ Niel B. Nielson                        Trustee       )                        August 9, 2006
----------------------------------------                  )
    Niel B. Nielson                                       )


* Original powers of attorney authorizing James A. Bowen, W. Scott Jardine and Eric F. Fess to execute Registrant's Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, were previously executed and are filed as an Exhibit hereto.

                               INDEX TO EXHIBITS



EXHIBIT 17________Form of Proxy

Exhibit 17
                                   PROXY CARD







[3877 - FIRST TRUST VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND] [FILE NAME:
ZFTI32.ELX] [VERSION - (2)] [08/05/05] [orig. 07/25/05]

                                   DETACH HERE                          ZFTI32

                                      PROXY
           FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                       ANNUAL MEETING ON ___________, 2006

The undersigned holder of shares of the First Trust/Value Line(R) & Ibbotson Equity Allocation Fund (the "Fund"), a Massachusetts business trust, hereby appoints W. Scott Jardine, Mark R. Bradley and Kristi A. Maher as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, IL 60532, at 8:00 a.m. Central time on the date indicated above, and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Prospectus/Proxy Statement dated ____________, 2006, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE
ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                             DO YOU HAVE ANY COMMENTS?

----------------------------------                    -----------------------
----------------------------------                    -----------------------
----------------------------------                    -----------------------

FIRST TRUST/VALUE LINE (R)
& IBBOTSON EQUITY ALLOCATION FUND

C/O PFPC INC.
P.O. BOX 8586
EDISON, NJ 08818-8586









[3877 - FIRST TRUST VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND] [FILE NAME: ZFT131.ELX] [VERSION - (3)] [08/03/05] [ORIG. 07/25/05]

           Please mark
           votes as in
[ X ]      this example.

                                                                         3877

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE PLAN AND REORGANIZATION AND THE ELECTION OF EACH NOMINEE SET FORTH.

1. Approval of the Agreement and Plan of Reorganization and the transactions contemplated therein as discussed in the Prospectus/Proxy Statement dated __________, 2006.


                      VOTE                         VOTE
                      FOR      [  ]                AGAINST  [  ]



2. Election of Trustees

(01)     James A. Bowen            (04)  Robert F. Keith
(02)     Richard E. Erickson       (05)  Niel B. Nielson
(03)     Thomas R. Kadlec




                       FOR                         WITHHOLD
                       ALL                         FROM ALL
                    NOMINEES     [  ]              NOMINEES    [  ]


                    For all nominees except as noted above (include each nominee
             [  ]   for which your vote is withheld)

                                                     Mark box at
                                                     right if an
                                                     address change
                                                     or comment has
                                                     been noted on
                                                     the reverse side
                                                     of this card.       [  ]

         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                     NOTE: Please sign exactly
                                                     as your name appears on
                                                     this Proxy. If joint
                                                     owners, EITHER may sign
                                                     this Proxy. When signing
                                                     as attorney, executor,
                                                     administrator, trustee,
                                                     guardian or corporate
                                                     officer, please give full
                                                     title.



Signature: ____________________________________  Date: __________________

Signature: ____________________________________  Date: __________________